UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13387-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				975.24

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				1,001,524.42

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	590.96
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			590.96

	5. BALANCE:			1,002,115.38

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				1,002,115.38

8.	General Account Number(s):		xxxxxxx6495
			usbmmlp
	Depository Name & Location:		US Bank
			Meruelo Maddux Properties, LP Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

usbmmlp 153461816495 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (usbmmlp) 153461816495

Bank statement Date:	4/30/2009	Balance on Statement:	$1,002,115.38

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			1,002,115.38

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13366-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				3,459.86

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				511,992.14

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			511,992.14

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				511,992.14

8.	General Account Number(s):		xxxxxxx6574
			ucb675cd
	Depository Name & Location:

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ucb675cd 18296574 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ucb675cd) 18296574

Bank statement Date:	4/30/2009	Balance on Statement:	$511,992.14

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			511,992.14

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13397-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				4,665.09

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			4,665.09

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				4,665.09

8.	General Account Number(s):		xxxxxxx7782
			ucb2640
	Depository Name & Location:		United Commercial Bank
			MG-2640 Washington Blvd, LLC Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ucb2640 UCB - 63787782 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ucb2640) UCB - 63787782

Bank statement Date:	4/30/2009	Balance on Statement:	$4,665.09

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			4,665.09

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13366-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				4,433.86
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				3,509.58

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		5,998.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			5,998.00

	5. BALANCE:			9,507.58

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		6,169.46
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			6,169.46

7. ENDING BALANCE:				3,338.12

8.	General Account Number(s):		xxxxxxx3746
			ppb675
	Depository Name & Location:

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ppb675 9003746 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/30/2009	9003746	JE 18335		Apr, 2009 pyrl disbursed	5,831.91	0.00	5,831.91
4/30/2009	9003746	JE 18591		Apr, 2009 pyrl disbursed	337.55	0.00	337.55
				TOTAL DISBURSEMENTS THIS PERIOD:	6,169.46	0.00	6,169.46
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ppb675) 9003746

Bank statement Date:	4/30/2009	Balance on Statement:	$3,338.12

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			3,338.12

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13368-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				228.46
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				2,406.83

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			2,406.83

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		228.91
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			228.91

7. ENDING BALANCE:				2,177.92

8.	General Account Number(s):		xxxxxxx2419
			pnc-sfcc
	Depository Name & Location:		PNC Bank, N.A.
			Santa Fe Commerce Center, Inc. Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

pnc-sfcc PNC - 8606072419 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/30/2009	PNC - 8606072419	JE 18412		PNC -SFCC 04/2009	228.91	0.00	228.91
				TOTAL DISBURSEMENTS THIS PERIOD:	228.91	0.00	228.91
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (pnc-sfcc) PNC - 8606072419

Bank statement Date:	4/30/2009	Balance on Statement:	$2,177.92

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			2,177.92

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13387-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				2.63

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				5,650.23

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			5,650.23

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		5,650.23
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			5,650.23

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx0680
			pcmmlp
	Depository Name & Location:		Pacific Commerce Bank
			Meruelo Maddux, LP Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

pcmmlp PCB - 00120190680 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/30/2009	PCB - 00120190680	JE 18400		PCB a/c 120190680	5,650.23	0.00	5,650.23
				TOTAL DISBURSEMENTS THIS PERIOD:	5,650.23	0.00	5,650.23
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (pcmmlp) PCB - 00120190680

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			0.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13387-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				2.83

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				6,447.43

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			6,447.43

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		6,447.43
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			6,447.43

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx3532
			pbmmlp
	Depository Name & Location:		Preferred Bank
			Meruelo Maddux Properties LP Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

pbmmlp 001-623532 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/30/2009	001-623532	JE 18337		a/c 1623532 Preferred	6,447.43	0.00	6,447.43
				TOTAL DISBURSEMENTS THIS PERIOD:	6,447.43	0.00	6,447.43
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (pbmmlp) 001-623532

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			0.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13383-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx0324
			hb2951
	Depository Name & Location:		1st Heritage Bank, N.A.
			MMP-2951 Lenwood Road, LLC Construction Account

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

hb2951 HB - 0371500324 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (hb2951) HB - 0371500324

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			0.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13377-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	800.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			800.00

	5. BALANCE:			800.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		800.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			800.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx1690
			ewwall
	Depository Name & Location:		EastWest Bank
			Wall Street Market, LLC Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewwall 0080301690 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/30/2009	0080301690	249	(franchis) Franchise Tax Board	SOSL 200413610058	0.00	800.00	800.00
				TOTAL DISBURSEMENTS THIS PERIOD:	0.00	800.00	800.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewwall) 0080301690

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
226	05/21/2008	20.00
250	04/27/2009	325.00

TOTAL OUTSTANDING CHECKS:			345.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-345.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13392-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	800.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			800.00

	5. BALANCE:			800.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		800.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			800.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx4072
			ewvent
	Depository Name & Location:		EastWest Bank
			MMP Ventures, LLC Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewvent 0080994072 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/30/2009	0080994072	110	(franchis) Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
				TOTAL DISBURSEMENTS THIS PERIOD:	0.00	800.00	800.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewvent) 0080994072

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
111	04/27/2009	325.00

TOTAL OUTSTANDING CHECKS:			325.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-325.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13407-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				14,499.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				14,499.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		6,000.00
	Accounts Receivable - Pre-filing		39,500.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	34,980.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			80,480.00

	5. BALANCE:			80,480.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		61,340.00
	Disbursements (from page 2)		16,640.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			77,980.00

7. ENDING BALANCE:				2,500.00

8.	General Account Number(s):		xxxxxxx2193
			ewsopar
	Depository Name & Location:		EastWest Bank
			Merco Group-South Park, LLC Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewsopar 0080302193 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/21/2009	0080302193	JE 17996	0080993116	ZBA Funding Transfer	30,500.00	0.00	30,500.00
4/30/2009	0080302193	643	(franchis) Franchise Tax Board	SOSL 200413110045	0.00	800.00	800.00
4/30/2009	0080302193	644	(v0000124) Ampco System Parking	Post Petition-Rental Expense 4/2009	0.00	15,840.00	15,840.00
4/30/2009	0080302193	JE 17792	0080993116	Daily BAI Txfrs 4/3/09	30,840.00	0.00	30,840.00
				TOTAL DISBURSEMENTS THIS PERIOD:	61,340.00	16,640.00	77,980.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewsopar) 0080302193

Bank statement Date:	4/30/2009	Balance on Statement:	$2,500.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
642	04/15/2009	2,500.00
645	04/27/2009	1,072.01
646	04/27/2009	119.74
647	04/27/2009	20.27
648	04/27/2009	3.39
649	04/27/2009	325.00

TOTAL OUTSTANDING CHECKS:			4,040.41

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-1,540.41

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13379-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		6,650.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		250.57
	Other (Specify)	Interco/Other Receipts	32,293.67
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			39,194.24

	5. BALANCE:			39,194.24

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		6,900.57
	Disbursements (from page 2)		32,293.67

	TOTAL DISBURSEMENTS THIS PERIOD:***			39,194.24

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx9834
			ewsfw
	Depository Name & Location:		EastWest Bank
			SANTA FE & WASHINGTON MARKET, INC.

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewsfw 0080309834 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/21/2009	0080309834	JE 18004	0080993116	ZBA Funding Transfer	6,650.00	0.00	6,650.00
4/27/2009	0080309834	JE 18102	0080993116	ZBA Funding Transfer	250.57	0.00	250.57
4/30/2009	0080309834	379	(fireman) Fireman's Fund Insurance	Billing ID 000465782 thru 02/13/09	0.00	11,045.92	11,045.92
4/30/2009	0080309834	380	(franchis) Franchise Tax Board	# 200702210055; EIN # 95-4742615	0.00	2,500.00	2,500.00
4/30/2009	0080309834	381	(franchis) Franchise Tax Board	# 200702210055; EIN # 95-4742615	0.00	800.00	800.00
4/30/2009	0080309834	382	(sullivan) Sullivan Curtis Monroe	Newly financed insurance policy	0.00	2,049.33	2,049.33
4/30/2009	0080309834	383	(sullivan) Sullivan Curtis Monroe	Insurance premium installment	0.00	1,162.63	1,162.63
4/30/2009	0080309834	385	(fireman) Fireman's Fund Insurance	Policy # MZX80896638	0.00	11,045.91	11,045.91
4/30/2009	0080309834	386	(prem2) Premium Financing Specialists of CA, Inc		0.00	3,689.88	3,689.88
				TOTAL DISBURSEMENTS THIS PERIOD:	6,900.57	32,293.67	39,194.24
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewsfw) 0080309834

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
387	04/27/2009	142.56
388	04/27/2009	325.00

TOTAL OUTSTANDING CHECKS:			467.56

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-467.56

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13368-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				11,550.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				11,550.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		68,530.04
	Accounts Receivable - Pre-filing		23,829.96
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	975.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			93,335.00

	5. BALANCE:			93,335.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		93,335.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			93,335.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx4031
			ewsfcc
	Depository Name & Location:		EastWest Bank
			Santa Fe Commerce Ctr, Inc. Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewsfcc 0080994031 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/10/2009	0080994031	JE 17912	0080993116	ZBA Funding Transfer	47,910.00	0.00	47,910.00
4/21/2009	0080994031	JE 18010	0080993116	ZBA Funding Transfer	20,000.00	0.00	20,000.00
4/27/2009	0080994031	JE 18109	0080993116	ZBA Funding Transfer	24,450.00	0.00	24,450.00
4/30/2009	0080994031	JE 17687	0080993116	Daily BAI Trans 4/2/09	975.00	0.00	975.00
				TOTAL DISBURSEMENTS THIS PERIOD:	93,335.00	0.00	93,335.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewsfcc) 0080994031

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
230	10/16/2008	887.54
262	03/10/2009	3,072.50
268	03/20/2009	975.00
272	04/27/2009	325.00

TOTAL OUTSTANDING CHECKS:			5,260.04

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-5,260.04

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13434-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	38,080.49
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			38,080.49

	5. BALANCE:			38,080.49

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		38,080.49

	TOTAL DISBURSEMENTS THIS PERIOD:***			38,080.49

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx1997
			ewovr
	Depository Name & Location:		EastWest Bank
			Merco Group Overland Terminal, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewovr 0080301997 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/30/2009	0080301997	32509425	(neufeld) Neufeld Law Group	sv 11/2007 matter: 32055.0009 Client# 32055.0006 10/2008	0.00	30,112.59	30,112.59
4/30/2009	0080301997	32509495	(neufeld) Neufeld Law Group	sv 11/2007 matter: 32055.0002	0.00	7,967.90	7,967.90
				TOTAL DISBURSEMENTS THIS PERIOD:	0.00	38,080.49	38,080.49
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewovr) 0080301997

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			0.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13359-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		2,880.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	17,761.98
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			20,641.98

	5. BALANCE:			20,641.98

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		19,841.98
	Disbursements (from page 2)		800.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			20,641.98

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx2458
			ewomar
	Depository Name & Location:		EastWest Bank
			MMP-3rd & Omar Street, LLC Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewomar 0080302458 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/15/2009	0080302458	JE 17933	0080993116	ZBA Funding Transfer	16,839.63	0.00	16,839.63
4/21/2009	0080302458	JE 18000	0080993116	ZBA Funding Transfer	150.00	0.00	150.00
4/30/2009	0080302458	280	(franchis) Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
4/30/2009	0080302458	JE 17792	0080993116	Daily BAI Txfrs 4/3/09	2,730.00	0.00	2,730.00
4/30/2009	0080302458	JE 17822	0080993116	Daily BAI Txfrs 4/7/09	122.35	0.00	122.35
				TOTAL DISBURSEMENTS THIS PERIOD:	19,841.98	800.00	20,641.98
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewomar) 0080302458

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
277	03/17/2009	122.35
281	04/27/2009	325.00
282	04/30/2009	272.00

TOTAL OUTSTANDING CHECKS:			719.35

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-719.35

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13387-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				1,015.75

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				24,720.42

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	15.24
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			15.24

	5. BALANCE:			24,735.66

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				24,735.66

8.	General Account Number(s):		xxxxxxx0027
			ewmrcomm
	Depository Name & Location:

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewmrcomm 0080360027 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewmrcomm) 0080360027

Bank statement Date:	4/30/2009	Balance on Statement:	$24,735.66

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			24,735.66

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13356-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				90.38

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				141,986.98

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	87.53
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			87.53

	5. BALANCE:			142,074.51

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				142,074.51

8.	General Account Number(s):		xxxxxxx4106
			ewmmpim5
	Depository Name & Location:

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewmmpim5 0080994106 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewmmpim5) 0080994106

Bank statement Date:	4/30/2009	Balance on Statement:	$142,074.51

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			142,074.51

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13356-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				39.18

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				61,542.27

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	37.93
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			37.93

	5. BALANCE:			61,580.20

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				61,580.20

8.	General Account Number(s):		xxxxxxx2670
			ewmmpim4
	Depository Name & Location:

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewmmpim4 0080992670 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewmmpim4) 0080992670

Bank statement Date:	4/30/2009	Balance on Statement:	$61,580.20

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			61,580.20

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13356-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx0212
			ewmmpi
	Depository Name & Location:		EastWest Bank
			Meruelo Maddux Properties, Inc Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewmmpi 0080310212 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewmmpi) 0080310212

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
232	04/27/2009	325.00

TOTAL OUTSTANDING CHECKS:			325.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-325.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13387-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx5190
			ewmmlpmm
	Depository Name & Location:		East West Bank
			Meruelo Maddux Properties, LP Debtor-In-Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewmmlpmm 80365190 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:		Balance on Statement:

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			0.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13387-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				338,345.71

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				1,143,810.18

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		16,295.72
	Other (Specify)	Interco/Other Receipts	1,738,717.45
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			1,755,013.17

	5. BALANCE:			2,898,823.35

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		659,770.22
	Disbursements (from page 2)		66,842.97

	TOTAL DISBURSEMENTS THIS PERIOD:***			726,613.19

7. ENDING BALANCE:				2,172,210.16

8.	General Account Number(s):		xxxxxxx3116
			ewmmlp
	Depository Name & Location:		East West Bank
			Meruelo Maddux Properties, LP Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewmmlp 0080993116 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/9/2009	0080993116	JE 17855	0080309826	ZBA Funding Transfer	6,910.00	0.00	6,910.00
4/9/2009	0080993116	JE 17857	0080313703	ZBA Funding Transfer	641.00	0.00	641.00
4/9/2009	0080993116	JE 17858	0080992878	ZBA Funding Transfer	81,875.00	0.00	81,875.00
4/10/2009	0080993116	JE 17899	0080306871	ZBA Funding Transfer	10,728.00	0.00	10,728.00
4/10/2009	0080993116	JE 17909	0080992878	ZBA Funding Transfer	81,875.00	0.00	81,875.00
4/10/2009	0080993116	JE 17910	0080309826	ZBA Funding Transfer	6,910.00	0.00	6,910.00
4/10/2009	0080993116	JE 17911	0080313703	ZBA Funding Transfer	641.00	0.00	641.00
4/13/2009	0080993116	JE 17921	0080301807	ZBA Funding Transfer	2,024.00	0.00	2,024.00
4/13/2009	0080993116	JE 17923	0080917651	ZBA Funding Transfer	6,000.00	0.00	6,000.00
4/13/2009	0080993116	JE 17924		ZBA Funding Transfer	4,609.13	0.00	4,609.13
4/14/2009	0080993116	JE 17916	0080917651	ZBA Funding Transfer	4,200.00	0.00	4,200.00
4/15/2009	0080993116	JE 17932	0080302458	ZBA Funding Transfer	16,839.63	0.00	16,839.63
4/15/2009	0080993116	JE 17936	0080307051	ZBA Funding Transfer	2,900.00	0.00	2,900.00
4/16/2009	0080993116	JE 17941	0080302029	ZBA Funding Transfer	241.68	0.00	241.68
4/20/2009	0080993116	JE 17963	0080992878	ZBA Funding Transfer	14,762.00	0.00	14,762.00
4/20/2009	0080993116	JE 17964	0080994098	ZBA Funding Transfer	504.00	0.00	504.00
4/22/2009	0080993116	JE 17983	0080302193	ZBA Funding Transfer	15,840.00	0.00	15,840.00
4/22/2009	0080993116	JE 17984	0080309826	ZBA Funding Transfer	11,435.00	0.00	11,435.00
4/22/2009	0080993116	JE 17985	0080309834	ZBA Funding Transfer	3,211.96	0.00	3,211.96
4/22/2009	0080993116	JE 17986	0080313703	ZBA Funding Transfer	963.00	0.00	963.00
4/22/2009	0080993116	JE 17987	0080992878	ZBA Funding Transfer	156,537.00	0.00	156,537.00
4/23/2009	0080993116	JE 18043	0080302235	ZBA Funding Transfer	20.00	0.00	20.00
4/23/2009	0080993116	JE 18044	0080917651	ZBA Funding Transfer	4,635.08	0.00	4,635.08
4/24/2009	0080993116	JE 18051	0080301518	ZBA Funding Transfer	135.00	0.00	135.00
4/24/2009	0080993116	JE 18052	0080301807	ZBA Funding Transfer	3,974.00	0.00	3,974.00
4/24/2009	0080993116	JE 18053	0080301963	ZBA Funding Transfer	39.46	0.00	39.46
4/24/2009	0080993116	JE 18058	0080358369	ZBA Funding Transfer	6,965.00	0.00	6,965.00
4/24/2009	0080993116	JE 18059	0080917651	ZBA Funding Transfer	53,894.84	0.00	53,894.84
4/27/2009	0080993116	JE 18098	0080302029	ZBA Funding Transfer	480.00	0.00	480.00
4/27/2009	0080993116	JE 18107	0080992704	ZBA Funding Transfer	4,300.00	0.00	4,300.00
4/28/2009	0080993116	JE 18126	0080301559	ZBA Funding Transfer	900.00	0.00	900.00
4/28/2009	0080993116	JE 18127	0080301815	ZBA Funding Transfer	900.00	0.00	900.00
4/28/2009	0080993116	JE 18128	0080302433	ZBA Funding Transfer	800.00	0.00	800.00
4/28/2009	0080993116	JE 18129	0080309834	ZBA Funding Transfer	14,735.79	0.00	14,735.79
4/28/2009	0080993116	JE 18130	0080358369	ZBA Funding Transfer	692.76	0.00	692.76
4/28/2009	0080993116	JE 18131	0080917651	ZBA Funding Transfer	1.00	0.00	1.00
4/29/2009	0080993116	JE 18132	0080300981	ZBA Funding Transfer	2,500.00	0.00	2,500.00
4/29/2009	0080993116	JE 18133	0080301492	ZBA Funding Transfer	3,300.00	0.00	3,300.00
4/29/2009	0080993116	JE 18134	0080301500	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18135	0080301518	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18136	0080301542	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18137	0080301559	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18138	0080301567	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18139	0080301583	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18140	0080301658	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18141	0080301690	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18142	0080301724	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18143	0080301807	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18144	0080301815	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18145	0080301823	ZBA Funding Transfer	3,300.00	0.00	3,300.00
4/29/2009	0080993116	JE 18146	0080301930	ZBA Funding Transfer	1,700.00	0.00	1,700.00
4/29/2009	0080993116	JE 18147	0080301948	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18148	0080301963	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18149	0080301989	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18150	0080302029	ZBA Funding Transfer	2,054.34	0.00	2,054.34
4/29/2009	0080993116	JE 18151	0080302193	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18152	0080302235	ZBA Funding Transfer	3,300.00	0.00	3,300.00
4/29/2009	0080993116	JE 18154	0080302383	ZBA Funding Transfer	1,700.00	0.00	1,700.00
4/29/2009	0080993116	JE 18155	0080302433	ZBA Funding Transfer	1,250.00	0.00	1,250.00
4/29/2009	0080993116	JE 18156	0080302458	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18157	0080302474	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18158	0080306442	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18159	0080306459	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18160	0080306665	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18161	0080306855	ZBA Funding Transfer	3,300.00	0.00	3,300.00
4/29/2009	0080993116	JE 18162	0080306863	ZBA Funding Transfer	1,700.00	0.00	1,700.00
4/29/2009	0080993116	JE 18163	0080306871	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18164	0080307044	ZBA Funding Transfer	877.50	0.00	877.50
4/29/2009	0080993116	JE 18165	0080307051	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18166	0080309834	ZBA Funding Transfer	3,300.00	0.00	3,300.00
4/29/2009	0080993116	JE 18167	0080310139	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18168	0080310162	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18169	0080352826	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18171	0080362437	ZBA Funding Transfer	1,700.00	0.00	1,700.00
4/29/2009	0080993116	JE 18172	0080917651	ZBA Funding Transfer	13,149.32	0.00	13,149.32
4/29/2009	0080993116	JE 18173	0080992704	ZBA Funding Transfer	1,103.92	0.00	1,103.92
4/29/2009	0080993116	JE 18175	0080994023	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18176	0080994072	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18177	0080994098	ZBA Funding Transfer	1,700.00	0.00	1,700.00
4/29/2009	0080993116	JE 18178	0080994643	ZBA Funding Transfer	800.00	0.00	800.00
4/29/2009	0080993116	JE 18179	0080994650	ZBA Funding Transfer	2,322.56	0.00	2,322.56
4/29/2009	0080993116	JE 18180	0080994676	ZBA Funding Transfer	800.00	0.00	800.00
4/30/2009	0080993116	2802	(bankdire) BankDirect Capital Finance	LN# 121314	0.00	5,402.50	5,402.50
4/30/2009	0080993116	2803	(bankdire) BankDirect Capital Finance	LN# 123112	0.00	3,322.72	3,322.72
4/30/2009	0080993116	2804	(bankdire) BankDirect Capital Finance	Late fee for LN# 123112	0.00	166.14	166.14
4/30/2009	0080993116	2805	(bankdire) BankDirect Capital Finance	Late fee LN# 121314	0.00	270.13	270.13
4/30/2009	0080993116	2807	(franchis) Franchise Tax Board	CA FORM 3537- yr 2008 OVERLAND	0.00	900.00	900.00
4/30/2009	0080993116	2809	(franchis) Franchise Tax Board	CA FORM 3538 - yr 2008	0.00	800.00	800.00
4/30/2009	0080993116	2810	(franchis) Franchise Tax Board	SOSL 200820710014	0.00	900.00	900.00
4/30/2009	0080993116	2811	(franchis) Franchise Tax Board	CA FORM 3522- yr 2009 -2000 San Fernando	0.00	800.00	800.00
4/30/2009	0080993116	2812	(franchis) Franchise Tax Board	CA FORM 3522- yr 2009 -1800 Washington	0.00	800.00	800.00
4/30/2009	0080993116	2813	(franchis) Franchise Tax Board	CA FORM 3522- yr 2009 -3000 Washington	0.00	800.00	800.00
4/30/2009	0080993116	2814	(franchis) Franchise Tax Board	CA FORM 3522- yr 2009 - Overland	0.00	800.00	800.00
4/30/2009	0080993116	2815	(franchis) Franchise Tax Board	SOSL 20080710014	0.00	800.00	800.00
4/30/2009	0080993116	2816	(franchis) Franchise Tax Board	CA FORM 3522- yr 2009 -8th and Crocker	0.00	800.00	800.00
4/30/2009	0080993116	2817	(franchis) Franchise Tax Board	SOSL 200719010138	0.00	800.00	800.00
4/30/2009	0080993116	2819	(v0000498) Richard McDonald		0.00	583.17	583.17
4/30/2009	0080993116	2822	(bankdire) BankDirect Capital Finance	LN# 130348	0.00	9,478.47	9,478.47
4/30/2009	0080993116	2823	(blue) Blue Cross of America	04/01/09-05/01/09	0.00	28,730.23	28,730.23
4/30/2009	0080993116	2826	(namcoins) Namco Insurance Services Inc	Down Payment for Quote# 457193	0.00	6,986.00	6,986.00
4/30/2009	0080993116	2831	(superwar) Super Warehouse	Toners	0.00	3,215.57	3,215.57
4/30/2009	0080993116	2833	(v0000498) Richard McDonald	Cleaning supplies	0.00	488.04	488.04
4/30/2009	0080993116	JE 17686	0080360035	Daily BAI Trans 4/01/09	5,137.55	0.00	5,137.55
4/30/2009	0080993116	JE 17687	0080360035	Daily BAI Trans 4/2/09	8,165.28	0.00	8,165.28
4/30/2009	0080993116	JE 18181	0080300981	ZBA Funding Transfer	6,000.00	0.00	6,000.00
4/30/2009	0080993116	JE 18182	0080301724	ZBA Funding Transfer	6,000.00	0.00	6,000.00
4/30/2009	0080993116	JE 18183	0080301807	ZBA Funding Transfer	6,000.00	0.00	6,000.00
4/30/2009	0080993116	JE 18184	0080302193	ZBA Funding Transfer	2,500.00	0.00	2,500.00
4/30/2009	0080993116	JE 18185	0080302433	ZBA Funding Transfer	113.40	0.00	113.40
4/30/2009	0080993116	JE 18186	0080306442	ZBA Funding Transfer	6,000.00	0.00	6,000.00
4/30/2009	0080993116	JE 18187	0080306459	ZBA Funding Transfer	900.00	0.00	900.00
4/30/2009	0080993116	JE 18188	0080307051	ZBA Funding Transfer	900.00	0.00	900.00
4/30/2009	0080993116	JE 18190	0080917651	ZBA Funding Transfer	14,665.17	0.00	14,665.17
4/30/2009	0080993116	JE 18192	0080992704	ZBA Funding Transfer	6,000.00	0.00	6,000.00
4/30/2009	0080993116	JE 18195	0080994650	ZBA Funding Transfer	2,500.00	0.00	2,500.00
4/30/2009	0080993116	JE 18197	0080360035	Reverse duplicate ZBA	1,310.85	0.00	1,310.85
				TOTAL DISBURSEMENTS THIS PERIOD:	659,770.22	66,842.97	726,613.19
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewmmlp) 0080993116

Bank statement Date:	4/30/2009	Balance on Statement:	$2,172,210.16

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
2338	10/02/2008	825.79
2400	10/17/2008	1,000.00
2474	11/14/2008	15.00
2693	02/09/2009	1,848.00
2695	02/09/2009	1,499.26
2696	02/09/2009	643.02
2752	03/09/2009	273.57
2766	03/13/2009	1,000.00
2778	03/17/2009	1,000.00
2779	03/17/2009	2,725.00
2782	03/20/2009	128.75
2806	04/15/2009	11,790.00
2808	04/15/2009	6,000.00
2818	04/16/2009	1,000.00
2820	04/21/2009	675.00
2821	04/21/2009	788.50
2824	04/21/2009	56.63
2825	04/21/2009	841.00
2684	02/04/2009	2,916.00
2827	04/23/2009	139.98
2828	04/23/2009	467.38
2829	04/23/2009	59.55
2830	04/23/2009	153.00
2832	04/23/2009	490.98
2834	04/23/2009	1,299.00
2836	04/27/2009	12,696.44
2837	04/27/2009	27,623.00
2838	04/27/2009	7,920.00
2839	04/27/2009	975.00

TOTAL OUTSTANDING CHECKS:			86,849.85

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			2,085,360.31

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13358-KT/1:09-bk-13376-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				52,996.29

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				52,996.29
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		28,600.00
	Accounts Receivable - Pre-filing		10,000.00
	General Sales		480.00
	Other (Specify)	Interco/Other Receipts	14,029.50
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			53,109.50

	5. BALANCE:			53,109.50

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		44,609.50
	Disbursements (from page 2)		2,500.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			47,109.50

7. ENDING BALANCE:				6,000.00

8.	General Account Number(s):		xxxxxxx0981
			ewmf
	Depository Name & Location:		EastWest Bank
			Meruelo Farms LLC dba National Cold Storage

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewmf 0080300981 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/10/2009	0080300981	JE 17883	0080993116	ZBA Funding Transfer	5,480.00	0.00	5,480.00
4/21/2009	0080300981	JE 17988	0080993116	ZBA Funding Transfer	5,000.00	0.00	5,000.00
4/30/2009	0080300981	2662	(franchis) Franchise Tax Board	CA FORM 3522- yr 2008	0.00	900.00	900.00
4/30/2009	0080300981	2664	(franchis) Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
4/30/2009	0080300981	2665	(franchis) Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
4/30/2009	0080300981	JE 17687	0080993116	Daily BAI Trans 4/2/09	5,529.50	0.00	5,529.50
4/30/2009	0080300981	JE 17792	0080993116	Daily BAI Txfrs 4/3/09	28,600.00	0.00	28,600.00
				TOTAL DISBURSEMENTS THIS PERIOD:	44,609.50	2,500.00	47,109.50
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewmf) 0080300981

Bank statement Date:	4/30/2009	Balance on Statement:	$6,000.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
2650	03/13/2009	5,529.50
2656	03/20/2009	28.54
2663	04/15/2009	6,000.00
2666	04/16/2009	8.00
2667	04/16/2009	1,900.00
2668	04/23/2009	6.47
2669	04/23/2009	6.47
2670	04/23/2009	104.49
2671	04/23/2009	7.48
2672	04/24/2009	3,755.00
2673	04/27/2009	325.00
2674	04/30/2009	325.00

TOTAL OUTSTANDING CHECKS:			17,995.95

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-11,995.95

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13406-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				114,113.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				114,113.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		325.00
	Other (Specify)	Interco/Other Receipts	6,800.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			7,125.00

	5. BALANCE:			7,125.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		325.00
	Disbursements (from page 2)		800.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			1,125.00

7. ENDING BALANCE:				6,000.00

8.	General Account Number(s):		xxxxxxx6442
			ewmerco
	Depository Name & Location:		EastWest Bank
			Merco Group, LLC Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewmerco 0080306442 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/21/2009	0080306442	JE 18001	0080993116	ZBA Funding Transfer	325.00	0.00	325.00
4/30/2009	0080306442	286	(franchis) Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
				TOTAL DISBURSEMENTS THIS PERIOD:	325.00	800.00	1,125.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewmerco) 0080306442

Bank statement Date:	4/30/2009	Balance on Statement:	$6,000.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
285	04/15/2009	6,000.00
287	04/27/2009	325.00

TOTAL OUTSTANDING CHECKS:			6,325.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-325.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13369-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	1,700.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			1,700.00

	5. BALANCE:			1,700.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		1,700.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			1,700.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx2437
			ewmb
	Depository Name & Location:		East West Bank
			Meruelo Maddux - Mission Boulevard, LLC Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewmb 0080362437 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/30/2009	0080362437	125	(franchis) Franchise Tax Board	CA FORM 3522- yr 2008	0.00	900.00	900.00
4/30/2009	0080362437	126	(franchis) Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
				TOTAL DISBURSEMENTS THIS PERIOD:	0.00	1,700.00	1,700.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewmb) 0080362437

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
109	12/19/2008	3,997.66
127	04/27/2009	325.00

TOTAL OUTSTANDING CHECKS:			4,322.66

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-4,322.66

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13405-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		25,000.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	3,300.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			28,300.00

	5. BALANCE:			28,300.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		25,000.00
	Disbursements (from page 2)		3,300.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			28,300.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx1823
			ewlj
	Depository Name & Location:		EastWest Bank
			Merco Group-Little J, LLC Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewlj 0080301823 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/21/2009	0080301823	JE 17993	0080993116	ZBA Funding Transfer	25,000.00	0.00	25,000.00
4/30/2009	0080301823	703	(franchis) Franchise Tax Board	CA FORM 3537- yr 2008	0.00	2,500.00	2,500.00
4/30/2009	0080301823	704	(franchis) Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
				TOTAL DISBURSEMENTS THIS PERIOD:	25,000.00	3,300.00	28,300.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewlj) 0080301823

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
705	04/27/2009	325.00

TOTAL OUTSTANDING CHECKS:			325.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-325.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13388-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		386.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			386.00

	5. BALANCE:			386.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		386.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			386.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx3729
			ewcons
	Depository Name & Location:		EastWest Bank
			Meruelo Maddux Construction, Inc.

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewcons 0080313729 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/21/2009	0080313729	JE 18006	0080993116	ZBA Funding Transfer	386.00	0.00	386.00
				TOTAL DISBURSEMENTS THIS PERIOD:	386.00	0.00	386.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewcons) 0080313729

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
120	04/27/2009	325.00

TOTAL OUTSTANDING CHECKS:			325.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-325.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13385-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	800.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			800.00

	5. BALANCE:			800.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		800.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			800.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx1542
			ewceres
	Depository Name & Location:		EastWest Bank
			Merco Group Ceres Street Produce, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewceres 0080301542 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/30/2009	0080301542	157	(franchis) Franchise Tax Board	SOSL 200504810227	0.00	800.00	800.00
				TOTAL DISBURSEMENTS THIS PERIOD:	0.00	800.00	800.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewceres) 0080301542

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
158	04/27/2009	325.00

TOTAL OUTSTANDING CHECKS:			325.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-325.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13386-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				4,600.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				4,600.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	800.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			800.00

	5. BALANCE:			800.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		800.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			800.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx1948
			ewbald
	Depository Name & Location:		EastWest Bank
			Meruelo Baldwin Park, LLC Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewbald 0080301948 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/30/2009	0080301948	259	(franchis) Franchise Tax Board	SOSL 200407610160	0.00	800.00	800.00
				TOTAL DISBURSEMENTS THIS PERIOD:	0.00	800.00	800.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewbald) 0080301948

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
261	04/27/2009	325.00
262	04/30/2009	752.00
260	04/27/2009	2.08

TOTAL OUTSTANDING CHECKS:			1,079.08

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-1,079.08

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13394-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		269,531.21
	Accounts Receivable - Pre-filing		3,680.18
	General Sales		3,200.00
	Other (Specify)	Interco/Other Receipts	1,310.85
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			277,722.24

	5. BALANCE:			277,722.24

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		277,722.24
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			277,722.24

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx0035
			ewapmi2
	Depository Name & Location:		EastWest Bank
			ALAMEDA PRODUCE MARKET, LLC (#2) Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewapmi2 0080360035 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/27/2009	0080360035	JE 18108	0080993116	ZBA Funding Transfer	1,250.00	0.00	1,250.00
4/29/2009	0080360035	JE 18174	0080993116	ZBA Funding Transfer	1,310.85	0.00	1,310.85
4/30/2009	0080360035	JE 17686	0080993116	Daily BAI Trans 4/01/09	1,415.00	0.00	1,415.00
4/30/2009	0080360035	JE 17687	0080993116	Daily BAI Trans 4/2/09	585.00	0.00	585.00
4/30/2009	0080360035	JE 17940	0080993116	BAI Transaction 4/10/09	273,161.39	0.00	273,161.39
				TOTAL DISBURSEMENTS THIS PERIOD:	277,722.24	0.00	277,722.24
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewapmi2) 0080360035

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
101	10/01/2008	329.00
102	10/01/2008	270.00
103	10/01/2008	1,750.00
104	10/01/2008	3,203.35
183	02/09/2009	140.00
198	03/11/2009	585.00
206	04/27/2009	714.03
207	04/27/2009	198.75
209	04/30/2009	165.00

TOTAL OUTSTANDING CHECKS:			7,355.13

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-7,355.13

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13394-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				40,049.95

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				38,157.47
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				1,892.48

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		193,143.64
	Accounts Receivable - Pre-filing		98,544.60
	General Sales		10,246.00
	Other (Specify)	Interco/Other Receipts	96,593.46
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			398,527.70

	5. BALANCE:			400,420.18

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		320,461.20
	Disbursements (from page 2)		65,293.81

	TOTAL DISBURSEMENTS THIS PERIOD:***			385,755.01

7. ENDING BALANCE:				14,665.17

8.	General Account Number(s):		xxxxxxx7651
			ewapmi
	Depository Name & Location:		EastWest Bank
			ALAMEDA PRODUCE MARKET, INC. Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ewapmi 0080917651 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/10/2009	0080917651	JE 17906	0080993116	ZBA Funding Transfer	221,448.24	0.00	221,448.24
4/17/2009	0080917651	JE 17949	0080993116	ZBA Funding Transfer	9,525.34	0.00	9,525.34
4/21/2009	0080917651	JE 18008	0080993116	ZBA Funding Transfer	34,800.00	0.00	34,800.00
4/27/2009	0080917651	JE 18106	0080993116	ZBA Funding Transfer	15,536.00	0.00	15,536.00
4/30/2009	0080917651	4032	(v0000476) Commercial Waste Services, Inc.	Trash p/u-7th Street Market	0.00	6,000.00	6,000.00
4/30/2009	0080917651	4033	(golden) Golden Eagle Insurance		0.00	6,174.66	6,174.66
4/30/2009	0080917651	4036	(franchis) Franchise Tax Board	# 200702210059; EIN # 26-0817525	0.00	800.00	800.00
4/30/2009	0080917651	4037	(stat4) State Compensation Fund	Policy # 1620601-09	0.00	4,635.08	4,635.08
4/30/2009	0080917651	4038	(alameda) Alameda Produce Market Inc	Tenant Ortega Designs @ APMI2 money deposited into wrong account	0.00	1,250.00	1,250.00
4/30/2009	0080917651	4040	(v0000498) Richard McDonald	Reimburse for janitorial supplies-7th St., Trash p/u at 7th St. Mkt.	0.00	5,572.66	5,572.66
4/30/2009	0080917651	4043	(prem1) Premium Financing Specialists	A/C # CAL-133107	0.00	28,511.09	28,511.09
4/30/2009	0080917651	4044	(alameda) Alameda Produce Market Inc	Advance to APMI-Cathay cash account	0.00	1.00	1.00
4/30/2009	0080917651	4045	(golden) Golden Eagle Insurance	A/C # 200374500	0.00	12,349.32	12,349.32
4/30/2009	0080917651	JE 17687	0080993116	Daily BAI Trans 4/2/09	1,940.53	0.00	1,940.53
4/30/2009	0080917651	JE 17792	0080993116	Daily BAI Txfrs 4/3/09	4,500.00	0.00	4,500.00
4/30/2009	0080917651	JE 18196	0080993116	Auto Txfr to MMLP/APMI	28,511.09	0.00	28,511.09
4/30/2009	0080917651	RC 24136		Returned item b115-02	4,200.00	0.00	4,200.00
				TOTAL DISBURSEMENTS THIS PERIOD:	320,461.20	65,293.81	385,755.01
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ewapmi) 0080917651

Bank statement Date:	4/30/2009	Balance on Statement:	$14,665.17

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
3787	10/16/2008	2,206.56
3789	10/16/2008	2,352.00
3882	12/08/2008	487.53
3950	01/29/2009	6,159.63
3962	02/09/2009	327.75
3963	02/09/2009	4,560.00
3966	02/18/2009	290.76
4007	03/11/2009	39.95
4018	03/20/2009	1,892.48
4019	03/20/2009	859.46
4021	03/20/2009	1,940.53
4035	04/15/2009	11,790.00
4039	04/21/2009	1,759.42
4041	04/21/2009	1,306.42
4042	04/21/2009	1,568.75
4047	04/27/2009	1,909.00
4048	04/27/2009	129.96
4049	04/27/2009	325.00
4050	04/30/2009	7,806.00

TOTAL OUTSTANDING CHECKS:			47,711.20

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-33,046.03

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13362-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		55.55
	Accounts Receivable - Pre-filing		30,319.45
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	3,300.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			33,675.00

	5. BALANCE:			33,675.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		30,375.00
	Disbursements (from page 2)		3,300.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			33,675.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx6855
			ew915
	Depository Name & Location:		EastWest Bank
			Meruelo Maddux 915-949 Hill Street, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew915 0080306855 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/10/2009	0080306855	JE 17897	0080993116	ZBA Funding Transfer	375.00	0.00	375.00
4/27/2009	0080306855	JE 18100	0080993116	ZBA Funding Transfer	30,000.00	0.00	30,000.00
4/30/2009	0080306855	230	(franchis) Franchise Tax Board	SOSL 200515110292	0.00	2,500.00	2,500.00
4/30/2009	0080306855	231	(franchis) Franchise Tax Board	SOSL 200515110292	0.00	800.00	800.00
				TOTAL DISBURSEMENTS THIS PERIOD:	30,375.00	3,300.00	33,675.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew915) 0080306855

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
232	04/27/2009	325.00

TOTAL OUTSTANDING CHECKS:			325.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-325.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13396-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		4,000.00
	Accounts Receivable - Pre-filing		2,900.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	2,204.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			9,104.00

	5. BALANCE:			9,104.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		6,900.00
	Disbursements (from page 2)		2,204.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			9,104.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx4098
			ew905
	Depository Name & Location:		EastWest Bank
			905 E. 8th Street, LLC Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew905 0080994098 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/10/2009	0080994098	JE 17913	0080993116	ZBA Funding Transfer	3,950.00	0.00	3,950.00
4/24/2009	0080994098	JE 18062	0080993116	ZBA Funding Transfer	2,250.00	0.00	2,250.00
4/27/2009	0080994098	JE 18110	0080993116	ZBA Funding Transfer	700.00	0.00	700.00
4/30/2009	0080994098	242	(franchis) Franchise Tax Board	# 200323110163; EIN # 51-0484641	0.00	900.00	900.00
4/30/2009	0080994098	243	(franchis) Franchise Tax Board	# 200323110163; EIN # 51-0484641	0.00	800.00	800.00
4/30/2009	0080994098	244	(v0000498) Richard McDonald		0.00	504.00	504.00
				TOTAL DISBURSEMENTS THIS PERIOD:	6,900.00	2,204.00	9,104.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew905) 0080994098

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
235	02/09/2009	775.00
245	04/27/2009	325.00

TOTAL OUTSTANDING CHECKS:			1,100.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-1,100.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13391-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				5,500.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				5,500.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		5,500.00
	General Sales		150.00
	Other (Specify)	Interco/Other Receipts	1,130.61
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			6,780.61

	5. BALANCE:			6,780.61

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		5,980.61
	Disbursements (from page 2)		800.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			6,780.61

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx0139
			ew817
	Depository Name & Location:		EastWest Bank
			Meruelo Maddux 817-825 S. Hill St., LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew817 0080310139 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/9/2009	0080310139	JE 17856	0080993116	ZBA Funding Transfer	330.61	0.00	330.61
4/10/2009	0080310139	JE 17903	0080993116	ZBA Funding Transfer	150.00	0.00	150.00
4/21/2009	0080310139	JE 18005	0080993116	ZBA Funding Transfer	5,500.00	0.00	5,500.00
4/30/2009	0080310139	192	(franchis) Franchise Tax Board	SOSL 200524910229	0.00	800.00	800.00
				TOTAL DISBURSEMENTS THIS PERIOD:	5,980.61	800.00	6,780.61
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew817) 0080310139

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
193	04/27/2009	325.00
190	03/20/2009	330.61

TOTAL OUTSTANDING CHECKS:			655.61

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-655.61

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13378-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	1,700.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			1,700.00

	5. BALANCE:			1,700.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		1,700.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			1,700.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx1930
			ew801
	Depository Name & Location:		EastWest Bank
			Merco Group 801 E 7th St, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew801 0080301930 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/30/2009	0080301930	215	(franchis) Franchise Tax Board	SOSL 200508010290	0.00	900.00	900.00
4/30/2009	0080301930	216	(franchis) Franchise Tax Board	sosl 200508010290	0.00	800.00	800.00
				TOTAL DISBURSEMENTS THIS PERIOD:	0.00	1,700.00	1,700.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew801) 0080301930

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
217	04/27/2009	325.00

TOTAL OUTSTANDING CHECKS:			325.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-325.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13395-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				12,658.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				12,658.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		33,566.25
	Accounts Receivable - Pre-filing		52,803.50
	General Sales		680.00
	Other (Specify)	Interco/Other Receipts	11,403.92
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			98,453.67

	5. BALANCE:			98,453.67

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		91,055.12
	Disbursements (from page 2)		1,398.55

	TOTAL DISBURSEMENTS THIS PERIOD:***			92,453.67

7. ENDING BALANCE:				6,000.00

8.	General Account Number(s):		xxxxxxx2704
			ew788
	Depository Name & Location:		EastWest Bank
			788 South Alameda, LLC Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew788 0080992704 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/10/2009	0080992704	JE 17907	0080993116	ZBA Funding Transfer	36,058.75	0.00	36,058.75
4/17/2009	0080992704	JE 17950	0080993116	ZBA Funding Transfer	15,873.00	0.00	15,873.00
4/21/2009	0080992704	JE 18009	0080993116	ZBA Funding Transfer	23,198.00	0.00	23,198.00
4/24/2009	0080992704	JE 18060	0080993116	ZBA Funding Transfer	1,085.37	0.00	1,085.37
4/30/2009	0080992704	451	(franchis) Franchise Tax Board	# 20031320100; EIN # 65-1187504	0.00	800.00	800.00
4/30/2009	0080992704	452	(v0000498) Richard McDonald	Reimburse for janitorial supplies @ 788	0.00	294.63	294.63
4/30/2009	0080992704	453	(stat4) State Compensation Fund	Payroll frm 12/16 to 2/8/09 Policy # 1904125-09	0.00	303.92	303.92
4/30/2009	0080992704	JE 17792	0080993116	Daily BAI Txfrs 4/3/09	7,540.00	0.00	7,540.00
4/30/2009	0080992704	RC 24258		Returned item t0000046	7,300.00	0.00	7,300.00
				TOTAL DISBURSEMENTS THIS PERIOD:	91,055.12	1,398.55	92,453.67
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew788) 0080992704

Bank statement Date:	4/30/2009	Balance on Statement:	$6,000.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
245	11/15/2007	100.00
429	01/29/2009	8,928.00
434	02/09/2009	472.50
450	04/15/2009	6,000.00
454	04/27/2009	77.68
455	04/27/2009	325.00
456	04/30/2009	1,083.00
457	04/30/2009	346.00

TOTAL OUTSTANDING CHECKS:			17,332.18

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-11,332.18

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13363-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				12,220.05

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				12,220.05
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		49,197.82
	Accounts Receivable - Pre-filing		15,641.25
	General Sales		518.50
	Other (Specify)	Interco/Other Receipts	8,467.52
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			73,825.09

	5. BALANCE:			73,825.09

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		73,825.09
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			73,825.09

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx8369
			ew760b
	Depository Name & Location:		East West Bank
			Meruelo Maddux Properties 760 S. Hill Street, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew760b 0080358369 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/10/2009	0080358369	JE 17905	0080993116	ZBA Funding Transfer	13,082.48	0.00	13,082.48
4/13/2009	0080358369	JE 17922	0080993116	ZBA Funding Transfer	187.50	0.00	187.50
4/14/2009	0080358369	JE 17915	0080993116	ZBA Funding Transfer	1,784.59	0.00	1,784.59
4/16/2009	0080358369	JE 17942	0080993116	ZBA Funding Transfer	3,000.00	0.00	3,000.00
4/20/2009	0080358369	JE 17962	0080993116	ZBA Funding Transfer	1,000.00	0.00	1,000.00
4/21/2009	0080358369	JE 18007	0080993116	ZBA Funding Transfer	27,196.57	0.00	27,196.57
4/27/2009	0080358369	JE 18105	0080993116	ZBA Funding Transfer	161.56	0.00	161.56
4/29/2009	0080358369	JE 18170	0080993116	ZBA Funding Transfer	809.76	0.00	809.76
4/30/2009	0080358369	JE 17791	0080993116	Daily BAI Txfrs 4/6/09	1,018.26	0.00	1,018.26
4/30/2009	0080358369	JE 17792	0080993116	Daily BAI Txfrs 4/3/09	12,869.46	0.00	12,869.46
4/30/2009	0080358369	JE 17822	0080993116	Daily BAI Txfrs 4/7/09	5,487.20	0.00	5,487.20
4/30/2009	0080358369	JE 17851	0080993116	Daily BAI 4/8/09	260.00	0.00	260.00
4/30/2009	0080358369	JE 18315	0080993116	Apr09 Bank Activity	2.71	0.00	2.71
4/30/2009	0080358369	RC 24281		Returned item t0000401	3,903.99	0.00	3,903.99
4/30/2009	0080358369	RC 24282		Returned item t0000400	3,061.01	0.00	3,061.01
				TOTAL DISBURSEMENTS THIS PERIOD:	73,825.09	0.00	73,825.09
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew760b) 0080358369

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount
	04/30/2009	285.00

TOTAL DEPOSITS IN TRANSIT			285.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			285.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13363-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	2,993.12
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			2,993.12

	5. BALANCE:			2,993.12

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		458.78
	Disbursements (from page 2)		2,534.34

	TOTAL DISBURSEMENTS THIS PERIOD:***			2,993.12

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx2029
			ew760
	Depository Name & Location:		EastWest Bank
			Meruelo Maddux Properties 760 South Hill Street, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew760 0080302029 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/17/2009	0080302029	JE 17946	0080993116	ZBA Funding Transfer	241.68	0.00	241.68
4/30/2009	0080302029	4078	(franchis) Franchise Tax Board	CA FORM 3537- yr 2008	0.00	900.00	900.00
4/30/2009	0080302029	4079	(franchis) Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
4/30/2009	0080302029	4080	(v0000573) dba: LA/San Fernando Valley Apt Guide	04/2009	0.00	480.00	480.00
4/30/2009	0080302029	4081	(v0000411) Macrolease Corporation	03/28/09-04/14/09	0.00	354.34	354.34
4/30/2009	0080302029	JE 17792	0080993116	Daily BAI Txfrs 4/3/09	108.55	0.00	108.55
4/30/2009	0080302029	JE 17851	0080993116	Daily BAI 4/8/09	108.55	0.00	108.55
				TOTAL DISBURSEMENTS THIS PERIOD:	458.78	2,534.34	2,993.12
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew760) 0080302029

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
3859	10/31/2008	6,851.63
3862	10/31/2008	70.00
3881	11/14/2008	278.31
3887	11/19/2008	792.84
3956	12/31/2008	86.08
4012	02/14/2009	244.52
4060	03/16/2009	801.39
4064	03/16/2009	1,056.00
4066	03/16/2009	108.55
4068	03/20/2009	241.68
4071	03/20/2009	3,500.00
4085	04/27/2009	190.52
4086	04/27/2009	1,056.00
4087	04/27/2009	699.75
4088	04/27/2009	325.00
4089	04/30/2009	868.00

TOTAL OUTSTANDING CHECKS:			17,170.27

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-17,170.27

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13366-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				3,724.25

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				3,724.25
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		141,085.00
	Accounts Receivable - Pre-filing		34,800.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	12,798.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			188,683.00

	5. BALANCE:			188,683.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		175,885.00
	Disbursements (from page 2)		6,798.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			182,683.00

7. ENDING BALANCE:				6,000.00

8.	General Account Number(s):		xxxxxxx1807
			ew675
	Depository Name & Location:		EastWest Bank
			Meruelo Wall Street Mart, LLC Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew675 0080301807 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/10/2009	0080301807	JE 17887	0080993116	ZBA Funding Transfer	126,035.00	0.00	126,035.00
4/21/2009	0080301807	JE 17992	0080993116	ZBA Funding Transfer	47,650.00	0.00	47,650.00
4/30/2009	0080301807	535	(merwall) Meruelo Wall Street, LLC	Payroll a/c advance	0.00	2,024.00	2,024.00
4/30/2009	0080301807	537	(franchis) Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
4/30/2009	0080301807	538	(merwall) Meruelo Wall Street, LLC	Advance to payroll	0.00	3,974.00	3,974.00
4/30/2009	0080301807	JE 17792	0080993116	Daily BAI Txfrs 4/3/09	2,200.00	0.00	2,200.00
				TOTAL DISBURSEMENTS THIS PERIOD:	175,885.00	6,798.00	182,683.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew675) 0080301807

Bank statement Date:	4/30/2009	Balance on Statement:	$6,000.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
530	03/18/2009	126.51
532	03/20/2009	124.25
536	04/15/2009	6,000.00
539	04/23/2009	900.75
540	04/23/2009	303.54
541	04/27/2009	11.53
524	03/13/2009	1,038.82
542	04/27/2009	325.00

TOTAL OUTSTANDING CHECKS:			8,830.40

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-2,830.40

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13401-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		29,481.86
	Accounts Receivable - Pre-filing		7,250.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	1,700.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			38,431.86

	5. BALANCE:			38,431.86

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		36,731.86
	Disbursements (from page 2)		1,700.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			38,431.86

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx2383
			ew620
	Depository Name & Location:		EastWest Bank
			Merco Group 620 Gladys Ave, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew620 0080302383 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/10/2009	0080302383	JE 17892	0080993116	ZBA Funding Transfer	36,731.86	0.00	36,731.86
4/30/2009	0080302383	377	(franchis) Franchise Tax Board	CA FORM 3537- yr 2008	0.00	900.00	900.00
4/30/2009	0080302383	378	(franchis) Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
				TOTAL DISBURSEMENTS THIS PERIOD:	36,731.86	1,700.00	38,431.86
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew620) 0080302383

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
379	04/27/2009	325.00

TOTAL OUTSTANDING CHECKS:			325.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-325.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13381-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				1,440.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				1,440.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		3,672.20
	Accounts Receivable - Pre-filing		4,591.40
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	887.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			9,150.60

	5. BALANCE:			9,150.60

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		8,350.60
	Disbursements (from page 2)		800.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			9,150.60

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx1567
			ew5707
	Depository Name & Location:		EastWest Bank
			Merco Group 5707 S Alameda, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew5707 0080301567 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/10/2009	0080301567	JE 17886	0080993116	ZBA Funding Transfer	1,867.00	0.00	1,867.00
4/17/2009	0080301567	JE 17945	0080993116	ZBA Funding Transfer	1,300.00	0.00	1,300.00
4/21/2009	0080301567	JE 17990	0080993116	ZBA Funding Transfer	3,347.60	0.00	3,347.60
4/27/2009	0080301567	JE 18096	0080993116	ZBA Funding Transfer	1,749.00	0.00	1,749.00
4/30/2009	0080301567	299	(franchis) Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
4/30/2009	0080301567	JE 17792	0080993116	Daily BAI Txfrs 4/3/09	87.00	0.00	87.00
				TOTAL DISBURSEMENTS THIS PERIOD:	8,350.60	800.00	9,150.60
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew5707) 0080301567

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
272	10/16/2008	3,171.07
296	03/18/2009	87.00
298	03/20/2009	1,440.00
300	04/27/2009	325.00

TOTAL OUTSTANDING CHECKS:			5,023.07

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-5,023.07

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13439-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx3711
			ew555
	Depository Name & Location:		EastWest Bank
			Meruelo Maddux 555 Central Ave, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew555 0080313711 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew555) 0080313711

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			0.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13367-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	800.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			800.00

	5. BALANCE:			800.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		800.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			800.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx2826
			ew5500
	Depository Name & Location:		EastWest Bank
			Meruelo Maddux Properties 5500 Flotilla Street, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew5500 0080352826 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/30/2009	0080352826	118	(franchis) Franchise Tax Board	SOSL 200722610110	0.00	800.00	800.00
				TOTAL DISBURSEMENTS THIS PERIOD:	0.00	800.00	800.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew5500) 0080352826

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
119	04/27/2009	325.00

TOTAL OUTSTANDING CHECKS:			325.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-325.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13361-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				900.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				900.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	800.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			800.00

	5. BALANCE:			800.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		800.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			800.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx2474
			ew500
	Depository Name & Location:		EastWest Bank
			MMP-500 Mateo Street, LLC Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew500 0080302474 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/30/2009	0080302474	185	(franchis) Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
				TOTAL DISBURSEMENTS THIS PERIOD:	0.00	800.00	800.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew500) 0080302474

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
184	03/20/2009	900.00
186	04/27/2009	325.00

TOTAL OUTSTANDING CHECKS:			1,225.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-1,225.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13399-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				123.50

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				123.50
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		4,000.00
	Other (Specify)	Interco/Other Receipts	1,700.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			5,700.00

	5. BALANCE:			5,700.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		4,000.00
	Disbursements (from page 2)		800.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			4,800.00

7. ENDING BALANCE:				900.00

8.	General Account Number(s):		xxxxxxx6459
			ew4th
	Depository Name & Location:		EastWest Bank
			Merco Group 4th Street Center, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew4th 0080306459 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/10/2009	0080306459	JE 17894	0080993116	ZBA Funding Transfer	4,000.00	0.00	4,000.00
4/30/2009	0080306459	270	(franchis) Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
				TOTAL DISBURSEMENTS THIS PERIOD:	4,000.00	800.00	4,800.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew4th) 0080306459

Bank statement Date:	4/30/2009	Balance on Statement:	$900.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
268	03/18/2009	123.50
269	04/15/2009	900.00
271	04/27/2009	325.00

TOTAL OUTSTANDING CHECKS:			1,348.50

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-448.50

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13400-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				14,010.85

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				14,010.85
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		10,824.51
	Accounts Receivable - Pre-filing		1,253.34
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			12,077.85

	5. BALANCE:			12,077.85

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		10,377.85
	Disbursements (from page 2)		1,700.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			12,077.85

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx2276
			ew425
	Depository Name & Location:		EastWest Bank
			Merco Group 425 W 11th Street, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew425 0080302276 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/21/2009	0080302276	JE 17998	0080993116	ZBA Funding Transfer	9,067.00	0.00	9,067.00
4/29/2009	0080302276	JE 18153	0080993116	ZBA Funding Transfer	1,310.85	0.00	1,310.85
4/30/2009	0080302276	295	(franchis) Franchise Tax Board	SOSL 200427310003	0.00	900.00	900.00
4/30/2009	0080302276	296	(franchis) Franchise Tax Board	SOSL 200427310003	0.00	800.00	800.00
				TOTAL DISBURSEMENTS THIS PERIOD:	10,377.85	1,700.00	12,077.85
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew425) 0080302276

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
297	04/27/2009	325.00
290	03/20/2009	178.20

TOTAL OUTSTANDING CHECKS:			503.20

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-503.20

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13360-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				4,490.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				4,490.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		13,909.51
	Accounts Receivable - Pre-filing		6,500.00
	General Sales		189.33
	Other (Specify)	Interco/Other Receipts	4,822.56
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			25,421.40

	5. BALANCE:			25,421.40

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		20,598.84
	Disbursements (from page 2)		2,322.56

	TOTAL DISBURSEMENTS THIS PERIOD:***			22,921.40

7. ENDING BALANCE:				2,500.00

8.	General Account Number(s):		xxxxxxx4650
			ew420
	Depository Name & Location:		EastWest Bank
			MM-420 Boyd St, LLC Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew420 0080994650 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/10/2009	0080994650	JE 17914	0080993116	ZBA Funding Transfer	5,039.51	0.00	5,039.51
4/21/2009	0080994650	JE 18011	0080993116	ZBA Funding Transfer	12,370.00	0.00	12,370.00
4/27/2009	0080994650	JE 18111	0080993116	ZBA Funding Transfer	3,189.33	0.00	3,189.33
4/30/2009	0080994650	350	(franchis) Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
4/30/2009	0080994650	354	(v0000410) dba Cleantech	03/28/09-04/22/09	0.00	1,522.56	1,522.56
				TOTAL DISBURSEMENTS THIS PERIOD:	20,598.84	2,322.56	22,921.40
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew420) 0080994650

Bank statement Date:	4/30/2009	Balance on Statement:	$2,500.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
257	09/05/2008	1,350.00
341	03/17/2009	305.09
349	04/15/2009	2,500.00
351	04/23/2009	12.00
352	04/27/2009	12.92
353	04/27/2009	325.00
355	04/30/2009	368.96

TOTAL OUTSTANDING CHECKS:			4,873.97

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-2,373.97

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13402-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	11,528.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			11,528.00

	5. BALANCE:			11,528.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		11,528.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			11,528.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx6871
			ew336
	Depository Name & Location:		EastWest Bank
			Meruelo Maddux 336 W. 11th Street, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew336 0080306871 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/30/2009	0080306871	203	(v0000187) The Surveillance, Protection	Svcs 4/1/09-4/30/09	0.00	10,728.00	10,728.00
4/30/2009	0080306871	204	(franchis) Franchise Tax Board	SOSL 200515710272	0.00	800.00	800.00
				TOTAL DISBURSEMENTS THIS PERIOD:	0.00	11,528.00	11,528.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew336) 0080306871

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
205	04/27/2009	325.00

TOTAL OUTSTANDING CHECKS:			325.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-325.00

* It is acceptable to replace this form with a similar form

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13373-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		100,000.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	6,800.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			106,800.00

	5. BALANCE:			106,800.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		100,000.00
	Disbursements (from page 2)		800.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			100,800.00

7. ENDING BALANCE:				6,000.00

8.	General Account Number(s):		xxxxxxx1724
			ew3185
	Depository Name & Location:		EastWest Bank
			Merco Group 3185 E Washington Blvd, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew3185 0080301724 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/21/2009	0080301724	JE 17991	0080993116	ZBA Funding Transfer	100,000.00	0.00	100,000.00
4/30/2009	0080301724	184	(franchis) Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
				TOTAL DISBURSEMENTS THIS PERIOD:	100,000.00	800.00	100,800.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew3185) 0080301724

Bank statement Date:	4/30/2009	Balance on Statement:	$6,000.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
183	04/15/2009	6,000.00
185	04/27/2009	325.00

TOTAL OUTSTANDING CHECKS:			6,325.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-325.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13370-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		7,550.00
	Accounts Receivable - Pre-filing		3,000.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	2,163.40
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			12,713.40

	5. BALANCE:			12,713.40

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		10,550.00
	Disbursements (from page 2)		2,050.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			12,600.00

7. ENDING BALANCE:				113.40

8.	General Account Number(s):		xxxxxxx2433
			ew306
	Depository Name & Location:		EastWest Bank
			Meruelo Maddux Properties 306 330 N Ave 21, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew306 0080302433 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/10/2009	0080302433	JE 17893	0080993116	ZBA Funding Transfer	5,350.00	0.00	5,350.00
4/21/2009	0080302433	JE 17999	0080993116	ZBA Funding Transfer	5,200.00	0.00	5,200.00
4/30/2009	0080302433	571	(franchis) Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
4/30/2009	0080302433	573	(v0000041) Fred M. Szkolnik, A Law Corporation	MMPI V. Nguyen AKA CD Fashion	0.00	1,250.00	1,250.00
				TOTAL DISBURSEMENTS THIS PERIOD:	10,550.00	2,050.00	12,600.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew306) 0080302433

Bank statement Date:	4/30/2009	Balance on Statement:	$113.40

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
564	03/03/2009	207.36
572	04/21/2009	113.40
574	04/27/2009	325.00

TOTAL OUTSTANDING CHECKS:			645.76

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-532.36

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13383-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	935.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			935.00

	5. BALANCE:			935.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		935.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			935.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx1518
			ew2951
	Depository Name & Location:		EastWest Bank
			Meruelo Maddux Properties 2951 Lenwood Road, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew2951 0080301518 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/30/2009	0080301518	294	(franchis) Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
4/30/2009	0080301518	295	(v0000278) Stratex Solutions, Inc.	Q2-2009	0.00	135.00	135.00
				TOTAL DISBURSEMENTS THIS PERIOD:	0.00	935.00	935.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew2951) 0080301518

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
296	04/27/2009	325.00

TOTAL OUTSTANDING CHECKS:			325.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-325.00

* It is acceptable to replace this form with a similar form

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13397-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				606.30

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				606.30
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		44,516.38
	Accounts Receivable - Pre-filing		13,256.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	3,320.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			61,092.38

	5. BALANCE:			61,092.38

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		57,792.38
	Disbursements (from page 2)		3,300.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			61,092.38

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx2235
			ew2640
	Depository Name & Location:		EastWest Bank
			Merco Group 2640 Washington Blvd, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew2640 0080302235 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/10/2009	0080302235	JE 17891	0080993116	ZBA Funding Transfer	44,232.38	0.00	44,232.38
4/17/2009	0080302235	JE 17947	0080993116	ZBA Funding Transfer	2,800.00	0.00	2,800.00
4/21/2009	0080302235	JE 17997	0080993116	ZBA Funding Transfer	4,600.00	0.00	4,600.00
4/24/2009	0080302235	JE 18054	0080993116	ZBA Funding Transfer	960.00	0.00	960.00
4/27/2009	0080302235	JE 18099	0080993116	ZBA Funding Transfer	5,200.00	0.00	5,200.00
4/30/2009	0080302235	358	(franchis) Franchise Tax Board	CA FORM 3537- yr 2008	0.00	2,500.00	2,500.00
4/30/2009	0080302235	359	(franchis) Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
				TOTAL DISBURSEMENTS THIS PERIOD:	57,792.38	3,300.00	61,092.38
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew2640) 0080302235

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
353	03/11/2009	200.51
354	03/11/2009	305.79
360	04/27/2009	325.00
356	03/18/2009	20.00

TOTAL OUTSTANDING CHECKS:			851.30

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-851.30

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13404-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				418.02

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				418.02
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		6,400.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		14,764.55
	Other (Specify)	Interco/Other Receipts	800.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			21,964.55

	5. BALANCE:			21,964.55

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		21,164.55
	Disbursements (from page 2)		800.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			21,964.55

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx4676
			ew2529
	Depository Name & Location:		EastWest Bank
			MG-2529 Santa Fe Ave, LLC Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew2529 0080994676 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/21/2009	0080994676	JE 18012	0080993116	ZBA Funding Transfer	6,400.00	0.00	6,400.00
4/27/2009	0080994676	JE 18112	0080993116	ZBA Funding Transfer	14,764.55	0.00	14,764.55
4/30/2009	0080994676	327	(franchis) Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
				TOTAL DISBURSEMENTS THIS PERIOD:	21,164.55	800.00	21,964.55
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew2529) 0080994676

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
323	03/17/2009	418.02
328	04/27/2009	325.00

TOTAL OUTSTANDING CHECKS:			743.02

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-743.02

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13387-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			0.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx8294
			ew2415ir
	Depository Name & Location:

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew2415ir 0080358294 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew2415ir) 0080358294

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			0.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13365-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		750.00
	General Sales		1,200.00
	Other (Specify)	Interco/Other Receipts	800.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			2,750.00

	5. BALANCE:			2,750.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		1,950.00
	Disbursements (from page 2)		800.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			2,750.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx6665
			ew2415
	Depository Name & Location:		EastWest Bank
			Meruelo Maddux 2415 E Washington Blvd, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew2415 0080306665 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/10/2009	0080306665	JE 17895	0080993116	ZBA Funding Transfer	1,950.00	0.00	1,950.00
4/30/2009	0080306665	154	(franchis) Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
				TOTAL DISBURSEMENTS THIS PERIOD:	1,950.00	800.00	2,750.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew2415) 0080306665

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
155	04/27/2009	325.00

TOTAL OUTSTANDING CHECKS:			325.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-325.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13389-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		10,520.95
	Accounts Receivable - Pre-filing		5,415.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	4,950.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			20,885.95

	5. BALANCE:			20,885.95

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		19,164.84
	Disbursements (from page 2)		821.11

	TOTAL DISBURSEMENTS THIS PERIOD:***			19,985.95

7. ENDING BALANCE:				900.00

8.	General Account Number(s):		xxxxxxx7051
			ew230
	Depository Name & Location:		EastWest Bank
			Meruelo Maddux 230 W Ave 26, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew230 0080307051 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/10/2009	0080307051	JE 17901	0080993116	ZBA Funding Transfer	6,700.00	0.00	6,700.00
4/21/2009	0080307051	JE 18003	0080993116	ZBA Funding Transfer	9,214.84	0.00	9,214.84
4/30/2009	0080307051	298	(franchis) Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
4/30/2009	0080307051	299	(v0000498) Richard McDonald	Duplicate keys	0.00	21.11	21.11
4/30/2009	0080307051	JE 17792	0080993116	Daily BAI Txfrs 4/3/09	350.00	0.00	350.00
4/30/2009	0080307051	RC 24177		Returned item t0000485	2,900.00	0.00	2,900.00
				TOTAL DISBURSEMENTS THIS PERIOD:	19,164.84	821.11	19,985.95
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew230) 0080307051

Bank statement Date:	4/30/2009	Balance on Statement:	$900.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
230	05/09/2008	1,100.00
262	10/16/2008	72.98
263	10/16/2008	44.64
282	02/11/2009	162.68
295	03/18/2009	350.00
297	04/15/2009	900.00
253	09/05/2008	15,000.00
300	04/27/2009	325.00

TOTAL OUTSTANDING CHECKS:			17,955.30

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-17,055.30

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13371-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		13,000.00
	Accounts Receivable - Pre-filing		11,500.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	839.46
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			25,339.46

	5. BALANCE:			25,339.46

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		24,500.00
	Disbursements (from page 2)		839.46

	TOTAL DISBURSEMENTS THIS PERIOD:***			25,339.46

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx1963
			ew2131
	Depository Name & Location:		EastWest Bank
			Meruelo Maddux Properties 2131 Humboldt Street, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew2131 0080301963 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/10/2009	0080301963	JE 17889	0080993116	ZBA Funding Transfer	3,000.00	0.00	3,000.00
4/21/2009	0080301963	JE 17994	0080993116	ZBA Funding Transfer	9,000.00	0.00	9,000.00
4/27/2009	0080301963	JE 18097	0080993116	ZBA Funding Transfer	7,500.00	0.00	7,500.00
4/30/2009	0080301963	304	(franchis) Franchise Tax Board	SOSL 200508010286	0.00	800.00	800.00
4/30/2009	0080301963	305	(v0000498) Richard McDonald	Post Petition-Expense Reimbursement	0.00	39.46	39.46
4/30/2009	0080301963	JE 17792	0080993116	Daily BAI Txfrs 4/3/09	5,000.00	0.00	5,000.00
				TOTAL DISBURSEMENTS THIS PERIOD:	24,500.00	839.46	25,339.46
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew2131) 0080301963

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
306	04/27/2009	325.00

TOTAL OUTSTANDING CHECKS:			325.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-325.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13375-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	800.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			800.00

	5. BALANCE:			800.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		800.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			800.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx4643
			ew2040
	Depository Name & Location:		EastWest Bank
			Merco Group 2040 Camfield Ave., LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew2040 0080994643 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/30/2009	0080994643	115	(franchis) Franchise Tax Board	SOSL 200708310188	0.00	800.00	800.00
				TOTAL DISBURSEMENTS THIS PERIOD:	0.00	800.00	800.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew2040) 0080994643

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			0.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13403-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	800.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			800.00

	5. BALANCE:			800.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		800.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			800.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx1500
			ew2001
	Depository Name & Location:		EastWest Bank
			Merco Group 2001-2021 W Mission Blvd, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew2001 0080301500 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/30/2009	0080301500	537	(franchis) Franchise Tax Board	SOSL 2004156100006	0.00	800.00	800.00
				TOTAL DISBURSEMENTS THIS PERIOD:	0.00	800.00	800.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew2001) 0080301500

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
538	04/27/2009	325.00

TOTAL OUTSTANDING CHECKS:			325.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-325.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13364-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		70,562.31
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	1,700.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			72,262.31

	5. BALANCE:			72,262.31

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		70,562.31
	Disbursements (from page 2)		1,700.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			72,262.31

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx1815
			ew1919
	Depository Name & Location:		EastWest Bank
			Meruelo Maddux Properties 1919 Vineburn, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew1919 0080301815 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/10/2009	0080301815	JE 17888	0080993116	ZBA Funding Transfer	70,562.31	0.00	70,562.31
4/30/2009	0080301815	192	(franchis) Franchise Tax Board	CA FORM 3537- yr 2008	0.00	900.00	900.00
4/30/2009	0080301815	193	(franchis) Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
				TOTAL DISBURSEMENTS THIS PERIOD:	70,562.31	1,700.00	72,262.31
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew1919) 0080301815

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
194	04/27/2009	325.00

TOTAL OUTSTANDING CHECKS:			325.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-325.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13398-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		38,289.45
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	3,300.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			41,589.45

	5. BALANCE:			41,589.45

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		38,289.45
	Disbursements (from page 2)		3,300.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			41,589.45

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx1492
			ew1500
	Depository Name & Location:		EastWest Bank
			Merco Group 1500 Griffith Ave, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew1500 0080301492 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/10/2009	0080301492	JE 17884	0080993116	ZBA Funding Transfer	38,289.45	0.00	38,289.45
4/30/2009	0080301492	235	(franchis) Franchise Tax Board	CA FORM 3537- yr 2008	0.00	2,500.00	2,500.00
4/30/2009	0080301492	236	(franchis) Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
				TOTAL DISBURSEMENTS THIS PERIOD:	38,289.45	3,300.00	41,589.45
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew1500) 0080301492

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
237	04/27/2009	325.00

TOTAL OUTSTANDING CHECKS:			325.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-325.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13380-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				5,000.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				5,000.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	800.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			800.00

	5. BALANCE:			800.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		800.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			800.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx0162
			ew146
	Depository Name & Location:		EastWest Bank
			Merco Group 146 Front St, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew146 0080310162 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/30/2009	0080310162	214	(franchis) Franchise Tax Board	SOSL 200434510033	0.00	800.00	800.00
				TOTAL DISBURSEMENTS THIS PERIOD:	0.00	800.00	800.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew146) 0080310162

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
215	04/27/2009	325.00

TOTAL OUTSTANDING CHECKS:			325.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-325.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13384-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	800.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			800.00

	5. BALANCE:			800.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		800.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			800.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx4023
			ew1308
	Depository Name & Location:		EastWest Bank
			Merco Group 1308 Orchard St., LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew1308 0080994023 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/30/2009	0080994023	122	(franchis) Franchise Tax Board	SOSL 200625810066	0.00	800.00	800.00
				TOTAL DISBURSEMENTS THIS PERIOD:	0.00	800.00	800.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew1308) 0080994023

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
123	04/27/2009	325.00

TOTAL OUTSTANDING CHECKS:			325.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-325.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13338-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	800.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			800.00

	5. BALANCE:			800.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		800.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			800.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx1583
			ew12385
	Depository Name & Location:		EastWest Bank
			Meruelo Maddux Properties 12385 San Fernando Road, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew12385 0080301583 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/30/2009	0080301583	287	(franchis) Franchise Tax Board	SOSL 200504910027	0.00	800.00	800.00
				TOTAL DISBURSEMENTS THIS PERIOD:	0.00	800.00	800.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew12385) 0080301583

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
288	04/27/2009	325.00

TOTAL OUTSTANDING CHECKS:			325.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-325.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13382-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				5,516.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				5,516.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		29,260.00
	Accounts Receivable - Pre-filing		2,000.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	1,700.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			32,960.00

	5. BALANCE:			32,960.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		31,260.00
	Disbursements (from page 2)		1,700.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			32,960.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx1559
			ew1211
	Depository Name & Location:		EastWest Bank
			Merco Group 1211 E Washington Blvd LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew1211 0080301559 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/10/2009	0080301559	JE 17885	0080993116	ZBA Funding Transfer	29,260.00	0.00	29,260.00
4/21/2009	0080301559	JE 17989	0080993116	ZBA Funding Transfer	2,000.00	0.00	2,000.00
4/30/2009	0080301559	401	(franchis) Franchise Tax Board	CA FORM 3537- yr 2008	0.00	900.00	900.00
4/30/2009	0080301559	402	(franchis) Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
				TOTAL DISBURSEMENTS THIS PERIOD:	31,260.00	1,700.00	32,960.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew1211) 0080301559

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
364	10/16/2008	1,126.43
396	03/17/2009	247.96
403	04/27/2009	325.00

TOTAL OUTSTANDING CHECKS:			1,699.39

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-1,699.39

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13374-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	800.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			800.00

	5. BALANCE:			800.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		800.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			800.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx1658
			ew1060
	Depository Name & Location:		EastWest Bank
			Merco Group 1060 N. Vignes, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew1060 0080301658 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/30/2009	0080301658	300	(franchis) Franchise Tax Board	SOSL 200430910029	0.00	800.00	800.00
				TOTAL DISBURSEMENTS THIS PERIOD:	0.00	800.00	800.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew1060) 0080301658

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
301	04/27/2009	325.00

TOTAL OUTSTANDING CHECKS:			325.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-325.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13372-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		500.00
	Other (Specify)	Interco/Other Receipts	800.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			1,300.00

	5. BALANCE:			1,300.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		500.00
	Disbursements (from page 2)		800.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			1,300.00

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx1989
			ew1009
	Depository Name & Location:		EastWest Bank
			Meruelo Maddux Properties 1009 N Citrus Ave Covina LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew1009 0080301989 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/21/2009	0080301989	JE 17995	0080993116	ZBA Funding Transfer	500.00	0.00	500.00
4/30/2009	0080301989	327	(franchis) Franchise Tax Board	SOSL 200508010267	0.00	800.00	800.00
				TOTAL DISBURSEMENTS THIS PERIOD:	500.00	800.00	1,300.00
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew1009) 0080301989

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
329	04/27/2009	325.00
328	04/27/2009	268.26

TOTAL OUTSTANDING CHECKS:			593.26

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-593.26

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13393-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				0.00

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		2,150.00
	Accounts Receivable - Pre-filing		400.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	877.50
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			3,427.50

	5. BALANCE:			3,427.50

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		2,550.00
	Disbursements (from page 2)		877.50

	TOTAL DISBURSEMENTS THIS PERIOD:***			3,427.50

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx7044
			ew1000
	Depository Name & Location:		EastWest Bank
			Meruelo Maddux 1000 E Cesar Chavez, LLC

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ew1000 0080307044 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/10/2009	0080307044	JE 17900	0080993116	ZBA Funding Transfer	500.00	0.00	500.00
4/17/2009	0080307044	JE 17948	0080993116	ZBA Funding Transfer	300.00	0.00	300.00
4/21/2009	0080307044	JE 18002	0080993116	ZBA Funding Transfer	300.00	0.00	300.00
4/24/2009	0080307044	JE 18055	0080993116	ZBA Funding Transfer	600.00	0.00	600.00
4/30/2009	0080307044	402	(franchis) Franchise Tax Board	CA FORM 3522- yr 2009	0.00	800.00	800.00
4/30/2009	0080307044	403	(v0000418) dba Environmental Fire Protection	03/28/09-06/17/09	0.00	77.50	77.50
4/30/2009	0080307044	JE 17792	0080993116	Daily BAI Txfrs 4/3/09	850.00	0.00	850.00
				TOTAL DISBURSEMENTS THIS PERIOD:	2,550.00	877.50	3,427.50
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ew1000) 0080307044

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
404	04/27/2009	325.00

TOTAL OUTSTANDING CHECKS:			325.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			-325.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13394-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				297.02

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	1.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			1.00

	5. BALANCE:			298.02

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		298.02
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			298.02

7. ENDING BALANCE:				0.00

8.	General Account Number(s):		xxxxxxx6600
			cbapmi
	Depository Name & Location:

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

cbapmi 1216600 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/30/2009	1216600	JE 18409		Apr, 2009 Cathay Bank	298.02	0.00	298.02
				TOTAL DISBURSEMENTS THIS PERIOD:	298.02	0.00	298.02
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (cbapmi) 1216600

Bank statement Date:	4/30/2009	Balance on Statement:	$0.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			0.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13395-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				7,514.33

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			7,514.33

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				7,514.33

8.	General Account Number(s):		xxxxxxx1811
			ca788
	Depository Name & Location:

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ca788 2120351811 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ca788) 2120351811

Bank statement Date:	4/30/2009	Balance on Statement:	$7,514.33

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			7,514.33

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13434-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				519.89

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				1,216,576.18

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	64.89
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			64.89

	5. BALANCE:			1,216,641.07

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				1,216,641.07

8.	General Account Number(s):		xxxxxxx1927
			baovr
	Depository Name & Location:		Bank of America
			Merco Group - Overland Terminal, LLC Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

baovr 14591-61927 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (baovr) 14591-61927

Bank statement Date:	4/30/2009	Balance on Statement:	$1,216,641.07

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			1,216,641.07

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13387-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				1.03

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				3,985.55

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			3,985.55

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		30.53
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			30.53

7. ENDING BALANCE:				3,955.02

8.	General Account Number(s):		xxxxxxx5599
			bammlp
	Depository Name & Location:		Bank of America
			Meruelo Maddux Properties, LP Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

bammlp 12352-45599 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
4/30/2009	12352-45599	JE 18316	0080993116	04/09 Bank Activity	30.53	0.00	30.53
				TOTAL DISBURSEMENTS THIS PERIOD:	30.53	0.00	30.53
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (bammlp) 12352-45599

Bank statement Date:	4/30/2009	Balance on Statement:	$3,955.02

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			3,955.02

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13363-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				2,207.36

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				6,638,322.58

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	2,222.75
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			2,222.75

	5. BALANCE:			6,640,545.33

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				6,640,545.33

8.	General Account Number(s):		xxxxxxx2GKW
			ba760i
	Depository Name & Location:

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ba760i 2237133612GKW TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ba760i) 2237133612GKW

Bank statement Date:	4/30/2009	Balance on Statement:	$6,640,545.33

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			6,640,545.33

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

	In Re:		CHAPTER 11 (BUSINESS)
	Meruelo Maddux Properties Inc., et. al.
	Debitors		Case Number:	1:09-bk-13363-KT
			Operating Report Number:
		Debtor(s).	For the Month Ending:	04/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL				0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:				8,412.74

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing		0.00
	Accounts Receivable - Pre-filing		0.00
	General Sales		0.00
	Other (Specify)	Interco/Other Receipts	0.00
	**Other (Specify)

	TOTAL RECEIPTS THIS PERIOD:			0.00

	5. BALANCE:			8,412.74

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		0.00
	Disbursements (from page 2)		0.00

	TOTAL DISBURSEMENTS THIS PERIOD:***			0.00

7. ENDING BALANCE:				8,412.74

8.	General Account Number(s):		xxxxxxx4716
			ba760
	Depository Name & Location:		Bank of America
			MMP-760 South Hill St., LLC Debtor in Possession

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold,
	to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

ba760 14591-34716 TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Acct #	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
TOTAL DISBURSEMENTS THIS PERIOD:
* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.
** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION (ba760) 14591-34716

Bank statement Date:	4/30/2009	Balance on Statement:	$8,412.74

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			8,412.74

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. D SUMMARY SCHEDULE OF CASH

Petty Cash Transactions:
Date	Purpose	Amount

NONE	NONE	N/A

TOTAL PETTY CASH TRANSACTIONS:			0.00

* Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#
** Attach Exhibit Itemizing all petty cash transactions

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL			1,799.03
	ACCOUNT REPORTS

3. BEGINNING BALANCE:			3,509.58

4. RECEIPTS DURING CURRENT PERIOD:			5,998.00
	(Transferred from General Account)

	5. BALANCE:		9,507.58

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:***		6,169.46

7. ENDING BALANCE:			3,338.12

8.	PAYROLL Account Number(s):	9003746	Meruelo Wall Street
		Pacific Western Bank
	Depository Name & Location:	444 S Flower St 14th Floor
		Los Angeles, CA 90071

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount

4/9/2009	ach	IRS/ EDD	04/10/09 Payroll Taxes	347.29
4/10/2009	various	Various	04/10/09 Scheduled payroll	1,600.33
4/20/2009	ach	Credit	BSC credit	(23.37)
4/22/2009	ach	ADP	ADP payroll processing fees	65.41
4/22/2009	ach	ADP	ADP payroll processing fees	65.41
4/22/2009	ach	ADP	ADP payroll processing fees	65.41
4/22/2009	ach	ADP	ADP payroll processing fees	75.91
4/23/2009	ach	IRS/ EDD	04/24/09 Payroll Taxes	873.73
4/24/2009	various	Various	04/24/09 Scheduled payroll	3,033.93
4/29/2009	ach	ADP	ADP payroll processing fees	65.41

			TOTAL DISBURSEMENTS THIS PERIOD:	6,169.46

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	4/30/2009	Balance on Statement:	$3,338.12

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$3,338.12

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS			0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL			0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:			24,538.48

4. RECEIPTS DURING CURRENT PERIOD:
	(Transferred from General Account)

	5. BALANCE:		24,538.48

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:***		221.47

7. ENDING BALANCE:			24,317.01

8.	PAYROLL Account Number(s):	80993181	Meruelo Maddux Properties
		East West Bank
	Depository Name & Location:	2090 Huntington Drive
		San Marino, CA 91108

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount

4/13/2009	ach	ADP	ADP payroll processing fees	82.31
4/13/2009	ach	ADP	ADP payroll processing fees	59.08
4/13/2009	ach	ADP	ADP payroll processing fees	10.50
4/29/2009	ach	ADP	ADP payroll processing fees	69.58

			TOTAL DISBURSEMENTS THIS PERIOD:	221.47

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	4/30/2009	Balance on Statement:	$24,317.01

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

10134	3/23/2009	18,596.49

TOTAL OUTSTANDING CHECKS:			18,596.49

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$5,720.52

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS			0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL			0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:			3,692.71

4. RECEIPTS DURING CURRENT PERIOD:			253,629.11
	(Transferred from General Account)

	5. BALANCE:		257,321.82

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:***		238,063.72

7. ENDING BALANCE:			19,258.10

8.	PAYROLL Account Number(s):	80992878	Meruelo Maddux Management
		East West Bank
	Depository Name & Location:	2090 Huntington Drive
		San Marino, CA 91108

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount

4/8/2009	215	CompWest Isurance Co	Workers compensation insurance	7,117.00
4/10/2009	ach	IRS / EDD	04/11/09 Payroll - Employer Taxes	19,537.97
4/10/2009	various	Various	04/11/09 Scheduled payroll	61,470.82
4/14/2009	ach	ADP	Payroll processing fees	205.63
4/15/2009	217	Franchise Tax Board	2009 Income tax	800.00
4/16/2009	ach	ADP	Payroll processing fees	214.15
4/24/2009	ach	IRS / EDD	04/24/09 Payroll - Employer Taxes	47,238.79
4/24/2009	various	Various	04/24/09 Scheduled payroll	101,272.37
4/30/2009	ach	ADP	Payroll processing fees	206.99

			TOTAL DISBURSEMENTS THIS PERIOD:	238,063.72

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	4/30/2009	Balance on Statement:	$19,258.10

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

10090	4/27/2007	2,205.49
11472	3/13/2009	629.70
11507	3/24/2009	766.50
11522	3/24/2009	935.60
11581	4/24/2009	696.85
11586	4/24/2009	1,202.00
11592	4/24/2009	692.87
11593	4/24/2009	794.26
117	4/14/2009	1,134.80
11597	4/24/2009	923.94
11600	4/24/2009	1,055.58
11609	4/24/2009	1,021.80
11610	4/24/2009	783.55
11537	4/10/2009	651.52
216	4/15/2009	6,000.00
218	4/15/2009	7,117.00
219	4/27/2009	325.00
120	4/24/2009	647.13

TOTAL OUTSTANDING CHECKS:			27,583.59

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			($8,325.49)

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL
	ACCOUNT REPORTS

3. BEGINNING BALANCE:			317.74

4. RECEIPTS DURING CURRENT PERIOD:
	(Transferred from General Account)

	5. BALANCE:		317.74

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:***		0.00

7. ENDING BALANCE:			317.74

8.	PAYROLL Account Number(s):	80301757	Meruelo Farms
		East West Bank
	Depository Name & Location:	2090 Huntington Drive
		San Marino, CA 91108

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount

			None	0.00

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	4/30/2009	Balance on Statement:	$317.74

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

10825	12/18/2007	458.75
10903	2/29/2008	8.22

TOTAL OUTSTANDING CHECKS:			466.97

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			($149.23)

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS			0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL			0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:			383.33

4. RECEIPTS DURING CURRENT PERIOD:			18,345.00
	(Transferred from General Account)

	5. BALANCE:		18,728.33

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:***		16,472.78

7. ENDING BALANCE:			2,255.55

8.	PAYROLL Account Number(s):	80309826	Alameda Produce Market
		East West Bank
	Depository Name & Location:	2090 Huntington Drive
		San Marino, CA 91108

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount

4/9/2009	ach	IRS/ EDD	04/10/09 Payroll Taxes	1,273.17
4/10/2009	various	Various	04/10/09 Scheduled payroll	5,543.19
4/23/2009	ach	IRS/ EDD	04/24/09 Payroll Taxes	2,359.42
4/24/2009	various	Various	04/24/09 Scheduled payroll	7,297.00

			TOTAL DISBURSEMENTS THIS PERIOD:	16,472.78

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	4/30/2009	Balance on Statement:	$2,255.55

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

17206	4/24/2009	1,695.31

TOTAL OUTSTANDING CHECKS:			1,695.31

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$560.24

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS			0.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL			0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:			1,516.58

4. RECEIPTS DURING CURRENT PERIOD:			1,604.00
	(Transferred from General Account)

	5. BALANCE:		3,120.58

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:***		1,662.00

7. ENDING BALANCE:			1,458.58

8.	PAYROLL Account Number(s):	80303703	788 Alameda St
		East West Bank
	Depository Name & Location:	2090 Huntington Drive
		San Marino, CA 91108

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount

4/9/2009	ach	IRS/ EDD	04/10/09 Payroll Taxes	111.33
4/10/2009	various	Various	04/10/09 Scheduled payroll	461.72
4/23/2009	ach	IRS/ EDD	04/24/09 Payroll Taxes	158.65
4/24/2009	various	Various	04/24/09 Scheduled payroll	744.84
4/24/2009	ach	ADP	ADP payroll processing fees	67.82
4/24/2009	ach	ADP	ADP payroll processing fees	58.82
4/29/2009	ach	ADP	ADP payroll processing fees	58.82

			TOTAL DISBURSEMENTS THIS PERIOD:	1,662.00

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	4/30/2009	Balance on Statement:	$1,458.58

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$1,458.58

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
	C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS (Beginning Balance as of March 27, 2009)			128,427.48

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX			0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:			128,427.48

4. RECEIPTS DURING CURRENT PERIOD:			0.00
	(Transferred from General Account)

	5. BALANCE:		128,427.48

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:***		0.00

7. ENDING BALANCE:			128,427.48

8.	TAX Account Number(s):	Loan #011032602

	Depository Name & Location:	Capmark Finance, Inc.
		Three Ravina Drive, Suite 200 Atlanta, GA 30346

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

TAX ACCOUNT
BANK RECONCILIATION

Bank statement Date:	4/30/2009	Balance on Statement:	$128,427.48

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$128,427.48

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
	C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS			49,507.53

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX			0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:			49,507.53

4. RECEIPTS DURING CURRENT PERIOD:			0.00
	(Transferred from General Account)

	5. BALANCE:		49,507.53

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:***		0.00

7. ENDING BALANCE:			49,507.53

8.	TAX Account Number(s):	Loan #99191

	Depository Name & Location:	PNL Pomona, L.P.
		2100 Ross, Suite 2900 Dallas, TX 75201

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

TAX ACCOUNT
BANK RECONCILIATION

Bank statement Date:	March 28-31, 2009	Balance on Statement:	$49,507.53

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$49,507.53

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
	C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS			176,255.15

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX			0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:			176,255.15

4. RECEIPTS DURING CURRENT PERIOD:			0.00
	(Transferred from General Account)

	5. BALANCE:		176,255.15

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:***		0.00

7. ENDING BALANCE:			176,255.15

8.	TAX Account Number(s):	Loan #118605034

	Depository Name & Location:	Cathay Bank
		9650 Flair Drive, 7th Floor El Monte, CA 91731

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

TAX ACCOUNT
BANK RECONCILIATION

Bank statement Date:	April 1-30, 2009	Balance on Statement:	$176,255.15

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$176,255.15

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS
	C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS (Beginning Balance as of March 27, 2009)			264,000.00

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX			0.00
	ACCOUNT REPORTS

3. BEGINNING BALANCE:			264,000.00

4. RECEIPTS DURING CURRENT PERIOD:			0.00
	(Transferred from General Account)

	5. BALANCE:		264,000.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:***		0.00

7. ENDING BALANCE:			264,000.00

8.	TAX Account Number(s):	Mission Blvd Reserves
		Kennedy Funding, Inc
	Depository Name & Location:	2 University Plaza, Suite 402
		Hackensack, NJ 07601

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

TAX ACCOUNT
BANK RECONCILIATION

Bank statement Date:	44/30/09	Balance on Statement:	$264,000.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$264,000.00

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

Entity	Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment (Accrual 4/1 - 4/30/09)	Post-Petition payments not made (Number)	Total Due
Meruelo Farms, LLC	Imperial Capital Bank	Monthly	45,068.50	1.13	51,077.63
Meruelo Farms, LLC	Pacific Commerce Bank	Monthly	9,072.92	1.13	10,282.64
Merco Group - 1500 Griffith Avenue, LLC	Yoshiaki & Fumiko Murakami	Monthly	17,260.27	1.13	19,561.64
Merco Group - 1500 Griffith Avenue, LLC & Merco Group - 4th Street Center, LLC	East West Bank	Monthly	31,982.50	1.13	36,246.83
Meruelo Maddux Properties - 2951 Lenwood Road, LLC	Primary Residential Mortgage, Inc.	Monthly	29,945.48	1.13	33,938.21
Meruelo Maddux Properties - 2951 Lenwood Road, LLC	Primary Residential Mortgage, Inc.	Monthly	21,885.46	1.13	24,803.52
Meruelo Maddux - Mission Boulevard., LLC	Kennedy Funding, Inc.	Monthly	88,000.00	1.00	88,000.00
Merco Group - 2001-2021 West Mission Blvd., LLC	PNL Pomona, L.P.	Monthly	74,775.29	1.13	84,745.33
Meruelo Maddux Properties - 760 S. Hill Street, LLC	Bank of America	Monthly	104,234.18	1.13	118,358.50
Merco Group - 3185 E. Washington Blvd., LLC	Chinatrust Bank (U.S.A.)	Monthly	55,102.54	1.13	62,449.55
2640 Washington Blvd., LLC	United Commercial Bank	Monthly	40,440.48	1.13	45,832.54
Merco Group, LLC	East West Bank	Monthly	103,125.00	1.13	118,235.22
Merco Group, LLC	East West Bank	Monthly	71,599.82	1.13	81,146.46
Meruelo Wall Street, LLC	United Commercial Bank	Monthly	112,942.15	1.13	128,001.10
Merco Group - 425 W. 11th Street, LLC	East West Bank	Monthly	18,912.50	1.13	21,434.17
Merco Group - 620 Gladys Avenue, LLC	East West Bank	Monthly	36,992.23	1.13	41,924.53
Meruelo Maddux Properties - 1919 Vineburn Street, LLC	Imperial Capital Bank	Monthly	37,596.23	1.13	42,609.06
Meruelo Maddux - 500 Mateo Street, LLC - SOLD 4/30/09	Western Mixers Produce & Nuts, Inc.	Monthly	2,595.83	0.00	0.00
Meruelo Maddux - 420 Boyd Street, LLC	East West Bank	Monthly	37,137.92	1.13	42,089.64
Meruelo Maddux - 3rd & Omar Street, LLC	East West Bank	Monthly	13,864.81	0.53	7,394.57
Meruelo Maddux Properties - 2131 Humboldt Street, LLC	Vahan & Anoush Chamlian; Assigned to Wells Fargo	Monthly	37,916.66	1.13	42,809.13
Meruelo Maddux - 915-949 S. Hill Street, LLC	Imperial Capital Bank	Monthly	60,052.18	1.13	68,059.14
Merco Group - Southpark, LLC	Bank of America	Monthly	54,166.67	1.13	61,388.89
788 S. Alameda Street, LLC	California Bank & Trust	Monthly	32,788.24	1.13	37,160.01
Alameda Produce Market, LLC	Cathay Bank	Monthly	274,588.38	1.13	311,200.16
Alameda Produce Market, LLC	Cathay Bank	Monthly	65,659.63	1.13	74,414.25
Santa Fe Commerce Center	Capmark Finance, Inc.	Monthly	63,398.64	1.13	71,851.79
905 8th Street, LLC	The Stanford Group, L.P.	Monthly	12,187.50	1.13	13,760.08
2529 Santa Fe Avenue, LLC	East West Bank	Monthly	19,566.53	1.13	22,175.40
			1,572,858.54	TOTAL DUE:	1,760,950.00

	III. TAX LIABILITIES

	FOR THE REPORTING PERIOD: APRIL 1 - 30, 2009
				Gross Sales Subject to Sales Tax:	0.00
				Total Wages Paid:	255,227.64

			Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
		Federal Withholding	0.00	0.00	N/A
		State Withholding	0.00	0.00	N/A
		FICA- Employer's Share	0.00	0.00	N/A
		FICA- Employee's Share	0.00	0.00	N/A
		Federal Unemployment	0.00	0.00	N/A
		Sales and Use	0.00	0.00	N/A
		Real Property	2,830,058.81	2,830,058.81	4/10/2009
		Real Property	69,485.17	69,485.17	4/15/2009
	Other:
		TOTAL:	2,899,543.98	2,899,543.98

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
			0.00
None			0.00
			0.00
			0.00
			0.00
			0.00
			0.00
			0.00
			0.00
			0.00

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
			0.00
None			0.00
			0.00
			0.00
			0.00
			0.00
			0.00

* Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:
(Provide a copy of monthly account statements for each of the below)

ba760 B of A-MMP 760 S Hill St, LLC	14591-34716	8,412.74
ba760i 760 Investment	2237133612GKW	6,640,545.33
bammlp Bank of America MMLP	12352-45599	3,955.02
baovr MG - Overland Terminal, LLC	14591-61927	1,216,641.07
ca788 788 Alameda	2120351811	7,514.33
cbapmi Alameda Produce Market	1216600	-
ew1000 1000 Cesar Chavez	80307044	-
ew1009 1009 N. Citrus Avenue	80301989	-
ew1060 1060 N. Vignes	80301658	-
ew1211 1211 Washington Blvd.	80301559	-
ew12385 12385 San Fernanando Road	80301583	-
ew1308 1308 S. Orchard	80994023	-
ew146 146 E. Front Street	80310162	-
ew1500 1500 Griffith Avenue	80301492	-
ew1919 1919 Vineburn	80301815	-
ew2001 2001 W. Mission Blvd.	80301500	-
ew2040 2040 Camfield Avenue	80994643	-
ew2131 2131 Humboldt Street	80301963	-
ew230 230 W. Avenue 26	80307051	900.00
ew2415 2415 E. Washington Blvd.	80306665	-
ew2415ir 2415 Interest Reserve	80358294	-
ew2529 2529 Santa Fe Avenue	80994676	-
ew2640 2640 Washington Blvd.	80302235	-
ew2951 2951 Lenwood Road	80301518	-
ew306 306 330 N. Avenue 21	80302433	113.40
ew3185 3185 E. Washington Blvd.	80301724	6,000.00
ew336 336 W. 11th Street	80306871	-
ew420 420 Boyd Street	80994650	2,500.00
ew425 425 W. 11th Street	80302276	-
ew4th 4th Street Center	80306459	900.00
ew500 500 Mateo Street	80302474	-
ew5500 5500 Flotilla Street	80352826	-
ew555 555 Central Avenue	80313711	-
ew5707 5707 S. Alameda	80301567	-
ew620 620 Gladys Avenue	80302383	-
ew675 Meruelo Wall Steet	80301807	6,000.00
ew760 760 S. Hill Street	80302029	-
ew760b 760 S. Hill Street	80358369	-
ew788 788 S. Alameda	80992704	6,000.00
ew788pr 788 Payroll	80313703	1,458.58
ew801 801 E. 7th Street	80301930	-
ew817 817-825 S. Hill Street	80310139	-
ew905 905 E. 8th Street	80994098	-
ew915 915-949 Hill Street	80306855	-
ewapmi Alameda Produce Market	80917651	14,665.17
ewapmi2 Alameda Produce Market, LLC #2	80360035	-
ewapmipr APMI Payroll	80309826	2,255.55
ewbald Baldwin Park	80301948	-
ewceres Ceres Street Produce	80301542	-
ewcons Construction	80313729	-
ewlj Little J	80301823	-
ewmb Meruelo Maddux - Mission Blvd.	80362437	-
ewmerco Merco Group, LLC	80306442	6,000.00
ewmf Meruelo Farms	80300981	6,000.00
ewmfpr Meruelo Farms Payroll	80301757	317.74
ewmmllc Meruelo Maddux Mgmt Payroll	80992878	19,258.10
ewmmlp Meruelo Maddux Properties	80993116	2,172,210.16
ewmmlpmm Meruelo Maddux Properties	80365190	-
ewmmpi Meruelo Maddux Properties	80310212	-
ewmmpim4 Money Market Acct	80992670	61,580.20
ewmmpim5 Money Market Acct	80994106	142,074.51
ewmmpipr MMPI Payroll	80993181	24,317.01
ewmrcomm Merco Money Market	80360027	24,735.66
ewomar 3rd & Omar	80302458	-
ewovr Overland Terminanal	80301997	-
ewsfcc Santa Fe Commerce Center	80994031	-
ewsfw Santa Fe & Washington	80309834	-
ewsopar South Park	80302193	2,500.00
ewvent MMP Ventures	80994072	-
ewwall Wall Street Market	80301690	-
hb2951 2951 Lenwood Road	HB - 0371500324	-
pbmmlp Preferred Bank MMLP	001-623532	-
pcmmlp Pacific Commerce MML	PCB - 00120190680	-
pnc-sfcc Santa Fe Commerce	PNC - 8606072419	2,177.92
ppb675 675 Payroll	9003746	3,338.12
ucb2640 MG-2640 Washington Blvd.	UCB - 63787782	4,665.09
ucb675cd Meruelo Wall Street CD Savings	18296574	511,992.14
usbmmlp US Bank MMLP	153461816495	1,002,115.38
Capmark Finance	11032602	128,427.48
PNL Pomona L.P.	99191	49,507.53
Cathay Bank	118605034	176,255.15
Mission Blvd Interest Reserves		264,000.00

	TOTAL	12,519,333.38

* Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#
** Attach Exhibit Itemizing all petty cash transactions

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

			*Accounts Payable	Accounts Receivable
			Post-Petition	Pre-Petition	Post-Petition
		30 days or less	264,184.61	6,832.96	610,785.24
		31 - 60 days	(168,187.89)	292,217.68	0.00
		61 - 90 days	359.80	153,635.20	0.00
		91 - 120 days	0.00	102,898.83	0.00
		Over 120 days	0.00	133,908.97	1,050.00
		TOTAL:	96,356.52	689,493.64	611,835.24

V. INSURANCE COVERAGE
		Waived by Ms. Maria Marquez. See Insurance Schedule previously provided
		Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
	General Liability
	Worker's Compensation
	Casualty
	Vehicle
Others:

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
31-Mar-2009	0.00	17,550.00	8-Apr-2009	17,550.00	0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		17,550.00		17,550.00	0.00

* Post-Petition Accounts Payable SHOULD NOT include professionals' fees and expenses which have been incurred but not yet awarded by the court. Post-Petition
Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

Meruelo Maddux Properties, Inc. et. al.
Consolidated Income Statement of Debtors-in-Possession
For the Month of April

	Meruelo Farms, LLC/National Cold Storage, LLC 1:09-bk-13358-KT/1:09-bk-13376-KT	1500 Griffith Avenue, LLC 1:09-bk-13398-KT	2951 Lenwood Road, LLC 1:09-bk-13383-KT	2001-2021 Mission Blvd., LLC 1:09-bk-13403-KT	Meruelo Maddux - Mission Boulevard, LLC 1:09-bk-13369-KT
REVENUE
Rental Income	68,445	37,727	-	8,500
Management Fees
Other Income	480	-		-
TOTAL REVENUE	68,925	37,727	-	8,500	-

OPERATING EXPENSES
Payroll - Insiders
Property Administration	6,268	967	768	325	638
Cleaning	-			-
General Building	2,306	-	-	-
Insurance	4,545	708	3,074	9,315	10,034
Repairs and Maintenance	7,987	-	1,500	-	4,600
Real Property Taxes	21,622	12,684	66,017	21,162	21,276
Security	180		12,312	-	10,570
Utilities	50,074	-	2,679	-	7,000
Depreciation and Amortization	7,055	10,473	9,053	-	15,071
Stock Compensation	-
General and Administrative	28,193	14,684	8,605	4,351	14,465
Misc Operating Expense
TOTAL OPERATING EXPENSES	128,230	39,516	104,008	35,153	83,654

Net Income/(Loss) from Operations	(59,305)	(1,789)	(104,008)	(26,653)	(83,654)

NON-OPERATING INCOME
Interest Income			-	-
Gain on Sale of Asset
Other
TOTAL NON-OPERATING INCOME	-	-	-	-	-

NON-OPERATING EXPENSES
Interest Expense	57,747	54,472	51,831	74,775	95,392
Legal and Professional	-	-	-	-	-
Impairment Loss on Real Estate			-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Other
TOTAL NON-OPERATING EXPENSES	57,747	54,472	51,831	74,775	95,392

NET INCOME/(LOSS)	(117,052)	(56,261)	(155,839)	(101,428)	(179,047)

Direct corporate management expense (a) is being allocated for budget comparative purposes and (b) this expense is not indicated here as a separate line item as it is not part of the form required in such reporting.  Subject to modification.

	760 S. Hill Street, LLC 1:09-bk-13363-KT	3185 E. Washington Boulevard, LLC 1:09-bk-13373-KT	Wall Street Market, LLC 1:09-bk-13377-KT	2640 Washington Boulevard, LLC 1:09-bk-13397-KT	1009 North Citrus Avenue 1:09-bk-13372-KT
REVENUE
Rental Income	91,905	100,000	-	56,480	-
Management Fees
Other Income	3,045	-		-
TOTAL REVENUE	94,951	100,000	-	56,480	-

OPERATING EXPENSES
Payroll - Insiders
Property Administration	19,256	1,700	325	4,072	325
Cleaning	5,268			2,337
General Building	4,609	-	-	600	767
Insurance	4,913	780	-	625	-
Repairs and Maintenance	2,481	-	-	1,787	-
Real Property Taxes	31,440	13,014		9,217	2,891
Security	15,626		-	14,966
Utilities	13,464		-	480
Depreciation and Amortization	119,068	19,467		15,947	-
Stock Compensation
General and Administrative	12,118	18,478	800	9,639	3,682
Misc Operating Expense
TOTAL OPERATING EXPENSES	228,242	53,439	1,125	59,670	7,665

Net Income/(Loss) from Operations	(133,291)	46,561	(1,125)	(3,190)	(7,665)

NON-OPERATING INCOME
Interest Income	2,223
Gain on Sale of Asset
Other
TOTAL NON-OPERATING INCOME	2,223	-	-	-	-

NON-OPERATING EXPENSES
Interest Expense	104,234	55,103	-	40,817	-
Legal and Professional	10,268	-	-	-	(500)
Impairment Loss on Real Estate	-		-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Other
TOTAL NON-OPERATING EXPENSES	114,502	55,103	-	40,817	(500)

NET INCOME/(LOSS)	(245,570)	(8,541)	(1,125)	(44,007)	(7,165)

	146 E. Front Street, LLC 1:09-bk-13380-KT	12385 San Fernando Road, LLC 1:09-bk-13338-KT	Merco Group, LLC 1:09-bk-13406-KT	Meruelo Baldwin Park, LLC 1:09-bk-13386-KT	Meruelo Wall Street, LLC 1:09-bk-13366-KT
REVENUE
Rental Income	-		114,113	5,400	182,189
Management Fees
Other Income			-		-
TOTAL REVENUE	-	-	114,113	5,400	182,189

OPERATING EXPENSES
Payroll - Insiders
Property Administration	325	325	638	363	5,900
Cleaning					2,000
General Building				-	1,721
Insurance	130	61	183	64	2,776
Repairs and Maintenance		-	-	752	595
Real Property Taxes	1,519	7,191	16,586	6,939	28,706
Security					-
Utilities		-		70	2,284
Depreciation and Amortization	-		48,007		30,546
Stock Compensation					-
General and Administrative	1,852	5,754	330,244	5,584	28,815
Misc Operating Expense
TOTAL OPERATING EXPENSES	3,827	13,331	395,658	13,772	103,343

Net Income/(Loss) from Operations	(3,827)	(13,331)	(281,545)	(8,372)	78,846

NON-OPERATING INCOME
Interest Income	-		-	-	-
Gain on Sale of Asset
Other
TOTAL NON-OPERATING INCOME	-	-	-	-	-

NON-OPERATING EXPENSES
Interest Expense	-	-	188,216	-	112,942
Legal and Professional	-	-	-	-	-
Impairment Loss on Real Estate	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Other
TOTAL NON-OPERATING EXPENSES	-	-	188,216	-	112,942

NET INCOME/(LOSS)	(3,827)	(13,331)	(469,761)	(8,372)	(34,097)

	5707 S. Alameda, LLC 1:09-bk-13381-KT	1060 N. Vignes, LLC 1:09-bk-13374-KT	1211 Washington Blvd., LLC 1:09-bk-13382-KT	4th Street Center, LLC 1:09-bk-13399-KT	425 West 11th Street, LLC 1:09-bk-13400-KT
REVENUE
Rental Income	7,057	-	37,368	-	13,207
Management Fees
Other Income	1,400			4,000	3,011
TOTAL REVENUE	8,457	-	37,368	4,000	16,218

OPERATING EXPENSES
Payroll - Insiders
Property Administration	2,573	325	4,397	1,600	325
Cleaning			-
General Building	-	-	480		(0)
Insurance	4,098	32	6,410	562	4,002
Repairs and Maintenance	-		-	-	-
Real Property Taxes	3,936	3,938	8,426	6,506	14,435
Security				-	-
Utilities	6,050	655	1,731	-	(487)
Depreciation and Amortization	1,427		11,543	2,407
Stock Compensation
General and Administrative	3,486	3,514	7,500	5,604	17,090
Misc Operating Expense
TOTAL OPERATING EXPENSES	21,569	8,463	40,488	16,679	35,364

Net Income/(Loss) from Operations	(13,112)	(8,463)	(3,120)	(12,679)	(19,146)

NON-OPERATING INCOME
Interest Income			-		-
Gain on Sale of Asset
Other
TOTAL NON-OPERATING INCOME	-	-	-	-	-

NON-OPERATING EXPENSES
Interest Expense	-	-	-	-	18,913
Legal and Professional	-	-	-	-	-
Impairment Loss on Real Estate	-	-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Other
TOTAL NON-OPERATING EXPENSES	-	-	-	-	18,913

NET INCOME/(LOSS)	(13,112)	(8,463)	(3,120)	(12,679)	(38,059)

	620 Gladys Avenue, LLC 1:09-bk-13401-KT	801 E. 7th Street, LLC 1:09-bk-13378-KT	Ceres Street Produce, LLC 1:09-bk-13385-KT	Overland Terminal, LLC 1:09-bk-13434-KT	1000 E. Cesar Chavez, LLC 1:09-bk-13393-KT
REVENUE
Rental Income	38,363	-		-	4,850
Management Fees
Other Income	-	-		-	-
TOTAL REVENUE	38,363	-	-	-	4,850

OPERATING EXPENSES
Payroll - Insiders
Property Administration	1,495	325	325	435	1,385
Cleaning				-
General Building		-		-	76
Insurance	1,734	-	-	-	2,340
Repairs and Maintenance	-	-	-	-	1,831
Real Property Taxes	17,511	476	2,223	-	5,771
Security	-			-	-
Utilities	250	-		-	1,427
Depreciation and Amortization	5,492	-	-	-	3,847
Stock Compensation
General and Administrative	16,196	2,189	2,327	-	4,767
Misc Operating Expense
TOTAL OPERATING EXPENSES	42,677	2,989	4,875	435	21,444

Net Income/(Loss) from Operations	(4,313)	(2,989)	(4,875)	(435)	(16,594)

NON-OPERATING INCOME
Interest Income	-	-		500
Gain on Sale of Asset		-		-
Other
TOTAL NON-OPERATING INCOME	-	-	-	500	-

NON-OPERATING EXPENSES
Interest Expense	41,706	-	-	-	-
Legal and Professional	-	-	-	-	-
Impairment Loss on Real Estate			-
Provision (Benefit) for Income Taxes	-	-	-		-
Other
TOTAL NON-OPERATING EXPENSES	41,706	-	-	-	-

NET INCOME/(LOSS)	(46,020)	(2,989)	(4,875)	65	(16,594)

	230 W. Avenue 26, LLC 1:09-bk-13389-KT	1919 Vineburn, LLC 1:09-bk-13364-KT	306-330 N. Avenue 21, LLC 1:09-bk-13370-KT	336 W. 11th Street, LLC 1:09-bk-13402-KT	500 Mateo Street, LLC 1:09-bk-13361-KT
REVENUE
Rental Income	15,254	70,562	9,055	-	9,860
Management Fees
Other Income	50		-
TOTAL REVENUE	15,304	70,562	9,055	-	9,860

OPERATING EXPENSES
Payroll - Insiders
Property Administration	2,066	638	2,122	325	427
Cleaning
General Building	-	-	739
Insurance	2,731	-	4,742	55	162
Repairs and Maintenance	108		400		-
Real Property Taxes	5,601	9,353	3,840	8,700	2,664
Security	-		113	(381)
Utilities	2,143		3,782
Depreciation and Amortization	5,313	7,761	1,980		1,093
Stock Compensation
General and Administrative	5,641	7,312	3,468	6,775	5,744
Misc Operating Expense
TOTAL OPERATING EXPENSES	23,602	25,064	21,187	15,474	10,090

Net Income/(Loss) from Operations	(8,298)	45,498	(12,132)	(15,474)	(230)

NON-OPERATING INCOME
Interest Income					-
Gain on Sale of Asset					2,343
Other
TOTAL NON-OPERATING INCOME	-	-	-	-	2,343

NON-OPERATING EXPENSES
Interest Expense	-	39,888	-	-	2,596
Legal and Professional	-	-	1,250	-	-
Impairment Loss on Real Estate		-	-		-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Other
TOTAL NON-OPERATING EXPENSES	-	39,888	1,250	-	2,596

NET INCOME/(LOSS)	(8,298)	5,611	(13,382)	(15,474)	(482)

	420 Boyd Street, LLC 1:09-bk-13360-KT	3rd & Omar Steet, LLC 1:09-bk-13359-KT	2131 Humboldt Street, LLC 1:09-bk-13371-KT	2415 E. Washington Blvd., LLC 1:09-bk-13365-KT	915-949 Hill Street, LLC 1:09-bk-13362-KT
REVENUE
Rental Income	37,336	10,005	14,500	-	30,000
Management Fees
Other Income	-	-	-	1,950	375
TOTAL REVENUE	37,336	10,005	14,500	1,950	30,375

OPERATING EXPENSES
Payroll - Insiders
Property Administration	4,385	2,025	325	325	325
Cleaning	1,523
General Building	206	85	-
Insurance	-	925	384	2,675	131
Repairs and Maintenance	998	272	39	-
Real Property Taxes	10,436	5,482	16,440	2,063	20,862
Security	-			-
Utilities	9,421	898	1,784		-
Depreciation and Amortization	3,921	835	-	-
Stock Compensation
General and Administrative	12,884	4,568	12,102	2,255	22,061
Misc Operating Expense
TOTAL OPERATING EXPENSES	43,774	15,091	31,073	7,317	43,379

Net Income/(Loss) from Operations	(6,438)	(5,086)	(16,573)	(5,367)	(13,004)

NON-OPERATING INCOME
Interest Income	0				-
Gain on Sale of Asset
Other
TOTAL NON-OPERATING INCOME	0	-	-	-	-

NON-OPERATING EXPENSES
Interest Expense	37,404	14,150	37,917	-	60,052
Legal and Professional	-	-	-	-	-
Impairment Loss on Real Estate			-
Provision (Benefit) for Income Taxes		-	-	-	-
Other
TOTAL NON-OPERATING EXPENSES	37,404	14,150	37,917	-	60,052

NET INCOME/(LOSS)	(43,841)	(19,236)	(54,490)	(5,367)	(73,056)

	South Park, LLC 1:09-bk-13407-KT	Little J, LLC 1:09-bk-13405-KT	817-825 S. Hill Steet, LLC 1:09-bk-13391-KT	788 South Alameda, LLC 1:09-bk-13395-KT	Alameda Produce Market, Inc. 1:09-bk-13394-KT
REVENUE
Rental Income	45,500	47,302	5,650	89,168	595,631
Management Fees					-
Other Income	-	-	-	730	17,150
TOTAL REVENUE	45,500	47,302	5,650	89,898	612,781

OPERATING EXPENSES
Payroll - Insiders
Property Administration	972	950	325	16,233	16,972
Cleaning		-		3,739	8,868
General Building	16,033	-		(4)	28,386
Insurance	196	296	102	790	5,862
Repairs and Maintenance		-		2,286	59,606
Real Property Taxes	38,635	5,750	14,135	6,451	59,791
Security	(667)			14,966	62,189
Utilities	827	-	328	816	130,287
Depreciation and Amortization		15,051		18,031	89,727
Stock Compensation				-	-
General and Administrative	47,105	6,941	10,305	14,103	51,117
Misc Operating Expense
TOTAL OPERATING EXPENSES	103,102	28,988	25,195	77,410	512,805

Net Income/(Loss) from Operations	(57,602)	18,314	(19,545)	12,487	99,976

NON-OPERATING INCOME
Interest Income		-		-	-
Gain on Sale of Asset
Other
TOTAL NON-OPERATING INCOME	-	-	-	-	-

NON-OPERATING EXPENSES
Interest Expense	54,167	-	-	34,163	340,248
Legal and Professional	425	-	-	490	11,836
Impairment Loss on Real Estate					-
Provision (Benefit) for Income Taxes	-	-	-	-	-
Other
TOTAL NON-OPERATING EXPENSES	54,592	-	-	34,653	352,084

NET INCOME/(LOSS)	(112,194)	18,314	(19,545)	(22,166)	(252,108)

	Santa Fe Commerce Center, Inc. 1:09-bk-13368-KT	Santa Fe & Washington Market, Inc. 1:09-bk-13379-KT	905 8th Street, LLC 1:09-bk-13396-KT	1308 S. Orchard, LLC 1:09-bk-13384-KT	Meruelo Maddux Construction, Inc. 1:09-bk-13388-KT
REVENUE
Rental Income	126,059	40,300	6,850
Management Fees		-
Other Income	-	875	-
TOTAL REVENUE	126,059	41,176	6,850	-	-

OPERATING EXPENSES
Payroll - Insiders
Property Administration	2,138	2,941	4,717	325	325
Cleaning		228	504
General Building	-	1,470	-
Insurance	-	-	1,813		(386)
Repairs and Maintenance	472	2,530	-
Real Property Taxes	13,473	4,554	3,808	971
Security	-	278	-
Utilities	10,312	2,161	-
Depreciation and Amortization	21,465	8,398	7,795
Stock Compensation
General and Administrative	58,094	575	4,316	1,556	948
Misc Operating Expense
TOTAL OPERATING EXPENSES	105,953	23,133	22,953	2,852	887

Net Income/(Loss) from Operations	20,106	18,043	(16,103)	(2,852)	(887)

NON-OPERATING INCOME
Interest Income	164
Gain on Sale of Asset			-
Other
TOTAL NON-OPERATING INCOME	164	-	-	-	-

NON-OPERATING EXPENSES
Interest Expense	65,335	(20)	12,188	-	-
Legal and Professional	-	1,390	-	-	-
Impairment Loss on Real Estate			-
Provision (Benefit) for Income Taxes	-	-	-	-
Other
TOTAL NON-OPERATING EXPENSES	65,335	1,370	12,188	-	-

NET INCOME/(LOSS)	(45,065)	16,673	(28,291)	(2,852)	(887)

	555 Central Ave, LLC 1:09-bk-13439-KT	MMP Ventures, LLC 1:09-bk-13392-KT	Meruelo Maddux Properties, L.P. 1:09-bk-13387-KT	Meruelo Maddux Management, LLC 1:09-bk-13390-KT	2529 Santa Fe Avenue, LLC 1:09-bk-13404-KT	2040 Camfield Ave, LLC 1:09-bk-13375-KT
REVENUE
Rental Income	-		-		13,350
Management Fees			4,500	43,100
Other Income	-		-
TOTAL REVENUE	-	-	4,500	43,100	13,350	-

OPERATING EXPENSES
Payroll - Insiders
Property Administration	(206)	325	975	325	1,420	-
Cleaning			1,071	-
General Building	-		359	-	-
Insurance	(999)		39,375	11,285	232
Repairs and Maintenance	-		-		-
Real Property Taxes	-		-		6,070	4,872
Security	-		25,158	(69,443)	-
Utilities	-		-		798
Depreciation and Amortization			29,026		5,784
Stock Compensation			86,607	-
General and Administrative	1,205	800	55,659	117,813	7,395	4,135
Misc Operating Expense
TOTAL OPERATING EXPENSES	-	1,125	238,230	59,980	21,700	9,007

Net Income/(Loss) from Operations	-	(1,125)	(233,730)	(16,880)	(8,350)	(9,007)

NON-OPERATING INCOME
Interest Income			613
Gain on Sale of Asset			-
Other
TOTAL NON-OPERATING INCOME	-	-	613	-	-	-

NON-OPERATING EXPENSES
Interest Expense	-		-		19,567	-
Legal and Professional		-	6,883	-
Impairment Loss on Real Estate	-					-
Provision (Benefit) for Income Taxes	-				-
Other			-
TOTAL NON-OPERATING EXPENSES	-	-	6,883	-	19,567	-

NET INCOME/(LOSS)	-	(1,125)	(240,000)	(16,880)	(27,916)	(9,007)

	Meruelo Maddux - 5500 Flotilla St, LLC 1:09-bk-13367-KT	Meruelo Maddux Properties, Inc. 1:09-bk-13356-KT	Topsides and Eliminations	Consolidated
REVENUE				-
Rental Income			(31,213)	1,900,772
Management Fees			(43,100)	4,500
Other Income				33,066
TOTAL REVENUE	-	-	(74,313)	1,938,339

OPERATING EXPENSES				-
Payroll - Insiders		175,000		175,000
Property Administration	325	395	(43,100)	74,699
Cleaning				25,537
General Building				57,832
Insurance		84,561		211,315
Repairs and Maintenance				88,243
Real Property Taxes	972			568,409
Security				85,867
Utilities				249,234
Depreciation and Amortization				515,582
Stock Compensation		80,205		166,812
General and Administrative	1,284	18,284	(31,213)	1,003,169
Misc Operating Expense				-
TOTAL OPERATING EXPENSES	2,582	358,444	(74,313)	3,221,699

Net Income/(Loss) from Operations	(2,582)	(358,444)	-	(1,283,360)

NON-OPERATING INCOME				-
Interest Income		125		3,625
Gain on Sale of Asset				2,343
Other				-
TOTAL NON-OPERATING INCOME	-	125	-	5,969

NON-OPERATING EXPENSES				-
Interest Expense	-	-		1,613,802
Legal and Professional	-	-		32,042
Impairment Loss on Real Estate	-			-
Provision (Benefit) for Income Taxes				-
Other				-
TOTAL NON-OPERATING EXPENSES	-	-	-	1,645,844

NET INCOME/(LOSS)	(2,582)	(358,319)	-	(2,923,235)

Meruelo Maddux Properties, Inc. et. al.
Consolidated Balance Sheet of Debtors-in-Possession
As of April 30, 2009

	Meruelo Farms, LLC/National Cold Storage, LLC 1:09-bk-13358-KT/1:09-bk-13376-KT	1500 Griffith Avenue, LLC 1:09-bk-13398-KT	2951 Lenwood Road, LLC 1:09-bk-13383-KT	2001-2021 Mission Blvd., LLC 1:09-bk-13403-KT	Meruelo Maddux - Mission Boulevard, LLC 1:09-bk-13369-KT
ASSETS
CURRENT ASSETS
Unrestricted Cash	(12,145)	(325)	(325)	(325)	(4,323)
Restricted Cash		-	-	49,508	264,000
Accounts Receivable	(4,891)	(48,435)	-	-
Notes Receivable	-	-	-
Prepaid Expenses	7,539	-	-	35,071
TOTAL CURRENT ASSETS	(9,497)	(48,760)	(325)	84,254	259,677

Investment in Real Estate	23,942,803	11,758,720	6,239,676	17,778,230	19,958,166
Accumulated Depreciation	(584,428)	(523,659)	(293,994)	-	(2,049,679)
Net Investment in Real Estate	23,358,375	11,235,061	5,945,682	17,778,230	17,908,487

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(9,116,641)	(5,475,727)	(6,805,881)	(13,005,177)	(20,084,014)
Due from Insiders
Other Assets	63,910	15,689	5,995	-	192,201
TOTAL OTHER ASSETS	(9,052,731)	(5,460,038)	(6,799,886)	(13,005,177)	(19,891,813)
TOTAL ASSETS	14,296,147	5,726,263	(854,530)	4,857,306	(1,723,649)

LIABILITIES
Post-Petition Liabilities
Accounts Payable	197,771	118,412	61,821	84,745	112,816
Taxes Payable	38,560	21,931	27,190	6,696	36,786
Notes Payable
Professional Fees
Secured Debt
Other
TOTAL Post-Petition Liabilities	236,331	140,343	89,011	91,441	149,602
Pre-Petition Liabilities
Secured Liabilities	10,328,349	9,396,500	15,163,068	8,462,940	8,800,000
Priority Liabilities
Unsecured Liabilities	432,143	247,282	346,936	274,915	68,533
Other
TOTAL Pre-Petition Liabilities	10,760,492	9,643,782	15,510,005	8,737,855	8,868,533
TOTAL LIABILITIES	10,996,823	9,784,125	15,599,015	8,829,296	9,018,135

EQUITY
Minority Interest
Pre-Petition Stockholders' Equity	3,432,883	(3,989,698)	(16,284,348)	(3,851,444)	(10,539,526)
Post-Petition Profit/(Loss)	(133,559)	(68,164)	(169,197)	(120,546)	(202,257)
Direct Charges to Equity
TOTAL EQUITY	3,299,324	(4,057,862)	(16,453,545)	(3,971,990)	(10,741,783)
TOTAL LIABILITIES & EQUITY	14,296,147	5,726,263	(854,530)	4,857,306	(1,723,649)

The accounting methods used to create this report are subject to modification since this report is being prepared here for the first time.  Changes are likely as experience is gained so as to improve the report.

	760 S. Hill Street, LLC 1:09-bk-13363-KT	3185 E. Washington Boulevard, LLC 1:09-bk-13373-KT	Wall Street Market, LLC 1:09-bk-13377-KT	2640 Washington Boulevard, LLC 1:09-bk-13397-KT	1009 North Citrus Avenue 1:09-bk-13372-KT
ASSETS
CURRENT ASSETS
Unrestricted Cash	(8,473)	(325)	(345)	3,814	(593)
Restricted Cash	6,640,545
Accounts Receivable	64,706	100,000	-	24,547	157
Notes Receivable	-	-
Prepaid Expenses	-	-		-	-
TOTAL CURRENT ASSETS	6,696,778	99,675	(345)	28,361	(436)

Investment in Real Estate	26,438,639	12,270,735	-	9,585,953	6,980,288
Accumulated Depreciation	(1,379,325)	(700,809)		(379,354)	-
Net Investment in Real Estate	25,059,314	11,569,926	-	9,206,599	6,980,288

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(25,621,458)	(1,845,768)	(3,536,886)	(3,887,258)	(6,631,074)
Due from Insiders
Other Assets	8,042	-	-	36,579	-
TOTAL OTHER ASSETS	(25,613,416)	(1,845,768)	(3,536,886)	(3,850,679)	(6,631,074)
TOTAL ASSETS	6,142,677	9,823,833	(3,537,231)	5,384,281	348,778

LIABILITIES
Post-Petition Liabilities
Accounts Payable	229,018	316,319	-	128,241	304
Taxes Payable	45,906	22,501		17,058	7,753
Notes Payable
Professional Fees
Secured Debt
Other
TOTAL Post-Petition Liabilities	274,924	338,820	-	145,300	8,056
Pre-Petition Liabilities
Secured Liabilities	28,108,094	9,541,565		6,066,073	-
Priority Liabilities
Unsecured Liabilities	671,399	317,375	62,717	295,929	86,530
Other
TOTAL Pre-Petition Liabilities	28,779,493	9,858,939	62,717	6,362,001	86,530
TOTAL LIABILITIES	29,054,417	10,197,759	62,717	6,507,301	94,587

EQUITY
Minority Interest
Pre-Petition Stockholders' Equity	(22,633,206)	(362,343)	(3,598,783)	(1,072,851)	262,398
Post-Petition Profit/(Loss)	(278,534)	(11,583)	(1,166)	(50,169)	(8,206)
Direct Charges to Equity
TOTAL EQUITY	(22,911,740)	(373,926)	(3,599,949)	(1,123,020)	254,191
TOTAL LIABILITIES & EQUITY	6,142,677	9,823,833	(3,537,231)	5,384,281	348,778

	146 E. Front Street, LLC 1:09-bk-13380-KT	12385 San Fernando Road, LLC 1:09-bk-13338-KT	Merco Group, LLC 1:09-bk-13406-KT	Meruelo Baldwin Park, LLC 1:09-bk-13386-KT	Meruelo Wall Street, LLC 1:09-bk-13366-KT
ASSETS
CURRENT ASSETS
Unrestricted Cash	(325)	(325)	(325)	(1,079)	508
Restricted Cash			-		511,992
Accounts Receivable	-		-	5,400	52,754
Notes Receivable				-	-
Prepaid Expenses	-		-	-	2,549
TOTAL CURRENT ASSETS	(325)	(325)	(325)	4,321	567,803

Investment in Real Estate	996,425	10,000,000	57,523,203	8,627,871	31,818,501
Accumulated Depreciation	-		(910,266)		(1,909,405)
Net Investment in Real Estate	996,425	10,000,000	56,612,937	8,627,871	29,909,095

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(2,244,717)	(8,998,262)	(16,611,821)	(8,848,562)	(2,975,827)
Due from Insiders
Other Assets	-	-	429,883	-	100,534
TOTAL OTHER ASSETS	(2,244,717)	(8,998,262)	(16,181,938)	(8,848,562)	(2,875,293)
TOTAL ASSETS	(1,248,617)	1,001,413	40,430,674	(216,370)	27,601,605

LIABILITIES
Post-Petition Liabilities
Accounts Payable	-	-	511,434	7,627	458,404
Taxes Payable	2,832	13,321	30,675	12,859	49,649
Notes Payable
Professional Fees
Secured Debt
Other	144,450
TOTAL Post-Petition Liabilities	147,282	13,321	542,110	20,486	508,053
Pre-Petition Liabilities
Secured Liabilities	-	-	25,108,209		20,850,859
Priority Liabilities
Unsecured Liabilities	25,483	120,473	1,189,496	116,647	636,669
Other
TOTAL Pre-Petition Liabilities	25,483	120,473	26,297,705	116,647	21,487,528
TOTAL LIABILITIES	172,766	133,794	26,839,815	137,133	21,995,581

EQUITY
Minority Interest
Pre-Petition Stockholders' Equity	(1,417,289)	882,126	14,115,783	(344,474)	5,644,219
Post-Petition Profit/(Loss)	(4,094)	(14,507)	(524,923)	(9,029)	(38,195)
Direct Charges to Equity
TOTAL EQUITY	(1,421,382)	867,619	13,590,860	(353,503)	5,606,023
TOTAL LIABILITIES & EQUITY	(1,248,617)	1,001,413	40,430,674	(216,370)	27,601,605

	5707 S. Alameda, LLC 1:09-bk-13381-KT	1060 N. Vignes, LLC 1:09-bk-13374-KT	1211 Washington Blvd., LLC 1:09-bk-13382-KT	4th Street Center, LLC 1:09-bk-13399-KT	425 West 11th Street, LLC 1:09-bk-13400-KT
ASSETS
CURRENT ASSETS
Unrestricted Cash	(5,023)	(325)	(1,699)	(449)	(503)
Restricted Cash		-			-
Accounts Receivable	6,782	-	25,864	-	5,393
Notes Receivable			-
Prepaid Expenses	-	-	-	-	-
TOTAL CURRENT ASSETS	1,759	(325)	24,165	(449)	4,890

Investment in Real Estate	4,465,638	10,294,689	7,467,980	7,148,176	18,719,410
Accumulated Depreciation	(71,345)		(519,130)	(45,740)
Net Investment in Real Estate	4,394,292	10,294,689	6,948,850	7,102,436	18,719,410

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(4,858,712)	(6,550,656)	(9,103,224)	(6,822,912)	(11,735,002)
Due from Insiders
Other Assets	800	-	151,300	-	-
TOTAL OTHER ASSETS	(4,857,912)	(6,550,656)	(8,951,924)	(6,822,912)	(11,735,002)
TOTAL ASSETS	(461,861)	3,743,708	(1,978,909)	279,076	6,989,298

LIABILITIES
Post-Petition Liabilities
Accounts Payable	13,593	351	73,692	-	27,317
Taxes Payable	7,244	7,286	15,583	11,250	26,723
Notes Payable
Professional Fees
Secured Debt
Other
TOTAL Post-Petition Liabilities	20,837	7,637	89,275	11,250	54,039
Pre-Petition Liabilities
Secured Liabilities	-	-	-	-	5,340,000
Priority Liabilities
Unsecured Liabilities	69,699	66,370	180,456	78,620	300,180
Other
TOTAL Pre-Petition Liabilities	69,699	66,370	180,456	78,620	5,640,180
TOTAL LIABILITIES	90,536	74,007	269,732	89,870	5,694,220

EQUITY
Minority Interest
Pre-Petition Stockholders' Equity	(538,560)	3,678,882	(2,244,953)	203,218	1,334,046
Post-Petition Profit/(Loss)	(13,837)	(9,180)	(3,688)	(14,012)	(38,967)
Direct Charges to Equity
TOTAL EQUITY	(552,397)	3,669,701	(2,248,641)	189,206	1,295,079
TOTAL LIABILITIES & EQUITY	(461,861)	3,743,708	(1,978,909)	279,076	6,989,298

	620 Gladys Avenue, LLC 1:09-bk-13401-KT	801 E. 7th Street, LLC 1:09-bk-13378-KT	Ceres Street Produce, LLC 1:09-bk-13385-KT	Overland Terminal, LLC 1:09-bk-13434-KT	1000 E. Cesar Chavez, LLC 1:09-bk-13393-KT
ASSETS
CURRENT ASSETS
Unrestricted Cash	(325)	(325)	(325)	1,216,641	(325)
Restricted Cash					-
Accounts Receivable	16,894	-		-	3,750
Notes Receivable	-	-			-
Prepaid Expenses	-	-	-	-	-
TOTAL CURRENT ASSETS	16,569	(325)	(325)	1,216,641	3,425

Investment in Real Estate	13,730,700	404,559	2,286,717	-	6,350,376
Accumulated Depreciation	(484,048)	-	-	-	(163,997)
Net Investment in Real Estate	13,246,652	404,559	2,286,717	-	6,186,379

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(9,756,501)	(210,464)	(2,773,064)	(1,093,202)	(6,808,243)
Due from Insiders
Other Assets	49,325	-	-	-	162
TOTAL OTHER ASSETS	(9,707,176)	(210,464)	(2,773,064)	(1,093,202)	(6,808,080)
TOTAL ASSETS	3,556,045	193,770	(486,672)	123,439	(618,276)

LIABILITIES
Post-Petition Liabilities
Accounts Payable	62,532	-	-	-	11,242
Taxes Payable	32,401	882	4,111	-	10,675
Notes Payable
Professional Fees
Secured Debt
Other
TOTAL Post-Petition Liabilities	94,933	882	4,111	-	21,917
Pre-Petition Liabilities
Secured Liabilities	5,380,688	-	-		-
Priority Liabilities
Unsecured Liabilities	402,313	8,217	38,427	80,493	101,828
Other
TOTAL Pre-Petition Liabilities	5,783,001	8,217	38,427	80,493	101,828
TOTAL LIABILITIES	5,877,934	9,099	42,538	80,493	123,745

EQUITY
Minority Interest
Pre-Petition Stockholders' Equity	(2,271,173)	188,079	(523,777)	42,818	(724,022)
Post-Petition Profit/(Loss)	(50,715)	(3,408)	(5,433)	128	(17,999)
Direct Charges to Equity
TOTAL EQUITY	(2,321,889)	184,671	(529,210)	42,946	(742,021)
TOTAL LIABILITIES & EQUITY	3,556,045	193,770	(486,672)	123,439	(618,276)

	230 W. Avenue 26, LLC 1:09-bk-13389-KT	1919 Vineburn, LLC 1:09-bk-13364-KT	306-330 N. Avenue 21, LLC 1:09-bk-13370-KT	336 W. 11th Street, LLC 1:09-bk-13402-KT	500 Mateo Street, LLC 1:09-bk-13361-KT
ASSETS
CURRENT ASSETS
Unrestricted Cash	(17,055)	(325)	(532)	(325)	(1,225)
Restricted Cash	-		-		-
Accounts Receivable	19,106	-	(1,878)	-	1,377,492
Notes Receivable			-	-
Prepaid Expenses	-	-	-		-
TOTAL CURRENT ASSETS	2,050	(325)	(2,410)	(325)	1,376,267

Investment in Real Estate	6,739,107	7,765,643	2,649,022	14,954,579	-
Accumulated Depreciation	(208,211)	(310,437)	(214,816)		-
Net Investment in Real Estate	6,530,896	7,455,206	2,434,206	14,954,579	-

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(6,407,601)	(2,967,099)	(3,566,084)	(10,556,123)	(1,970,019)
Due from Insiders
Other Assets	-	4,583	10,575	-	-
TOTAL OTHER ASSETS	(6,407,601)	(2,962,516)	(3,555,509)	(10,556,123)	(1,970,019)
TOTAL ASSETS	125,346	4,492,365	(1,123,714)	4,398,131	(593,752)

LIABILITIES
Post-Petition Liabilities
Accounts Payable	20,755	73,958	19,354	-	-
Taxes Payable	10,359	16,172	7,100	16,090	-
Notes Payable
Professional Fees
Secured Debt
Other
TOTAL Post-Petition Liabilities	31,114	90,130	26,454	16,090	-
Pre-Petition Liabilities
Secured Liabilities	-	5,468,543	-	-	-
Priority Liabilities
Unsecured Liabilities	94,683	243,316	72,833	165,381	-
Other
TOTAL Pre-Petition Liabilities	94,683	5,711,860	72,833	165,381	-
TOTAL LIABILITIES	125,797	5,801,990	99,288	181,471	-

EQUITY
Minority Interest
Pre-Petition Stockholders' Equity	7,894	(1,312,403)	(1,208,706)	4,236,268	(263,522)
Post-Petition Profit/(Loss)	(8,345)	2,779	(14,296)	(19,608)	(330,231)
Direct Charges to Equity
TOTAL EQUITY	(451)	(1,309,624)	(1,223,002)	4,216,660	(593,752)
TOTAL LIABILITIES & EQUITY	125,346	4,492,365	(1,123,714)	4,398,131	(593,752)

	420 Boyd Street, LLC 1:09-bk-13360-KT	3rd & Omar Steet, LLC 1:09-bk-13359-KT	2131 Humboldt Street, LLC 1:09-bk-13371-KT	2415 E. Washington Blvd., LLC 1:09-bk-13365-KT	915-949 Hill Street, LLC 1:09-bk-13362-KT
ASSETS
CURRENT ASSETS
Unrestricted Cash	(2,374)	(719)	(325)	(325)	(325)
Restricted Cash				-	-
Accounts Receivable	43,883	19,055	13,000	1,460	30,319
Notes Receivable		-
Prepaid Expenses	-	-		-	-
TOTAL CURRENT ASSETS	41,509	18,336	12,675	1,135	29,994

Investment in Real Estate	8,600,457	4,728,793	15,050,772	2,077,298	31,462,871
Accumulated Depreciation	(321,523)	(36,735)		-
Net Investment in Real Estate	8,278,935	4,692,059	15,050,772	2,077,298	31,462,871

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(2,596,007)	(3,434,126)	(13,656,931)	(2,222,404)	(17,689,734)
Due from Insiders
Other Assets	24,406	4,552	-	-	-
TOTAL OTHER ASSETS	(2,571,601)	(3,429,574)	(13,656,931)	(2,222,404)	(17,689,734)
TOTAL ASSETS	5,748,843	1,280,821	1,406,516	(143,971)	13,803,132

LIABILITIES
Post-Petition Liabilities
Accounts Payable	80,970	33,868	67,910	-	74,303
Taxes Payable	19,961	10,141	30,411	3,868	36,071
Notes Payable
Professional Fees
Secured Debt
Other
TOTAL Post-Petition Liabilities	100,931	44,009	98,321	3,868	110,374
Pre-Petition Liabilities
Secured Liabilities	5,950,000	2,557,146	7,000,000	-	9,063,875
Priority Liabilities
Unsecured Liabilities	341,720	84,020	392,571	38,004	257,672
Other
TOTAL Pre-Petition Liabilities	6,291,720	2,641,165	7,392,571	38,004	9,321,547
TOTAL LIABILITIES	6,392,650	2,685,174	7,490,893	41,871	9,431,921

EQUITY
Minority Interest
Pre-Petition Stockholders' Equity	(595,986)	(1,382,991)	(6,023,973)	(180,217)	4,451,046
Post-Petition Profit/(Loss)	(47,822)	(21,362)	(60,404)	(5,626)	(79,835)
Direct Charges to Equity
TOTAL EQUITY	(643,808)	(1,404,353)	(6,084,377)	(185,843)	4,371,211
TOTAL LIABILITIES & EQUITY	5,748,843	1,280,821	1,406,516	(143,971)	13,803,132

	South Park, LLC 1:09-bk-13407-KT	Little J, LLC 1:09-bk-13405-KT	817-825 S. Hill Steet, LLC 1:09-bk-13391-KT	788 South Alameda, LLC 1:09-bk-13395-KT	Alameda Produce Market, Inc. 1:09-bk-13394-KT
ASSETS
CURRENT ASSETS
Unrestricted Cash	(1,540)	(325)	(656)	(2,359)	(40,541)
Restricted Cash					176,255
Accounts Receivable	35,500	47,906	29,500	93,648	157,999
Notes Receivable		-			-
Prepaid Expenses	-	-	-	-	13,098
TOTAL CURRENT ASSETS	33,960	47,581	28,844	91,289	306,811

Investment in Real Estate	69,659,264	8,781,944	18,315,277	8,852,455	49,219,646
Accumulated Depreciation		(880,690)		(502,679)	(11,230,068)
Net Investment in Real Estate	69,659,264	7,901,254	18,315,277	8,349,777	37,989,578

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(37,912,562)	(8,278,516)	(16,372,826)	(1,435,201)	19,188,477
Due from Insiders					-
Other Assets	-	1,350	-	91,306	125,886
TOTAL OTHER ASSETS	(37,912,562)	(8,277,166)	(16,372,826)	(1,343,895)	19,314,363
TOTAL ASSETS	31,780,662	(328,331)	1,971,296	7,097,171	57,610,752

LIABILITIES
Post-Petition Liabilities
Accounts Payable	100,005	8,000	356	176,904	885,887
Taxes Payable	66,801	10,207	25,381	11,163	116,145
Notes Payable					-
Professional Fees					-
Secured Debt					-
Other					-
TOTAL Post-Petition Liabilities	166,806	18,207	25,737	188,067	1,002,032
Pre-Petition Liabilities
Secured Liabilities	20,000,000	-	-	7,153,799	58,664,655
Priority Liabilities					-
Unsecured Liabilities	1,368,278	70,158	215,345	200,898	1,899,301
Other					-
TOTAL Pre-Petition Liabilities	21,368,278	70,158	215,345	7,354,697	60,563,956
TOTAL LIABILITIES	21,535,085	88,366	241,082	7,542,763	61,565,988

EQUITY
Minority Interest
Pre-Petition Stockholders' Equity	10,372,065	(443,719)	1,750,855	(422,246)	(3,669,299)
Post-Petition Profit/(Loss)	(126,488)	27,022	(20,641)	(23,347)	(285,937)
Direct Charges to Equity
TOTAL EQUITY	10,245,577	(416,697)	1,730,214	(445,593)	(3,955,236)
TOTAL LIABILITIES & EQUITY	31,780,662	(328,331)	1,971,296	7,097,171	57,610,752

	Santa Fe Commerce Center, Inc. 1:09-bk-13368-KT	Santa Fe & Washington Market, Inc. 1:09-bk-13379-KT	905 8th Street, LLC 1:09-bk-13396-KT	1308 S. Orchard, LLC 1:09-bk-13384-KT	Meruelo Maddux Construction, Inc. 1:09-bk-13388-KT
ASSETS
CURRENT ASSETS
Unrestricted Cash	(3,082)	7,622	(1,100)	(325)	(325)
Restricted Cash	599,347
Accounts Receivable	308,909	-	11,211
Notes Receivable		-
Prepaid Expenses	-	8,877	-		-
TOTAL CURRENT ASSETS	905,174	16,499	10,111	(325)	(325)

Investment in Real Estate	7,813,253	5,980,501	4,331,249	1,327,495	-
Accumulated Depreciation	(2,409,885)	(405,286)	(362,430)	-
Net Investment in Real Estate	5,403,368	5,575,215	3,968,819	1,327,495	-

Other Assets (Net of Amoritization)
Due to Affiliates, Net	1,401,094	(4,873,158)	(2,881,965)	(1,347,312)	(10,202)
Due from Insiders
Other Assets	54,215	-	-	-	3,568
TOTAL OTHER ASSETS	1,455,309	(4,873,158)	(2,881,965)	(1,347,312)	(6,634)
TOTAL ASSETS	7,763,852	718,556	1,096,966	(20,142)	(6,959)

LIABILITIES
Post-Petition Liabilities
Accounts Payable	191,759	27,786	19,735	-	-
Taxes Payable	23,295	2,321	7,043	1,919
Notes Payable
Professional Fees
Secured Debt
Other
TOTAL Post-Petition Liabilities	215,053	30,107	26,778	1,919	-
Pre-Petition Liabilities
Secured Liabilities	10,170,905	-	1,950,000	-
Priority Liabilities
Unsecured Liabilities	239,108	128,132	94,076	23,405	1,219
Other
TOTAL Pre-Petition Liabilities	10,410,012	128,132	2,044,076	23,405	1,219
TOTAL LIABILITIES	10,625,065	158,240	2,070,855	25,324	1,219

EQUITY
Minority Interest
Pre-Petition Stockholders' Equity	(2,810,228)	542,568	(942,931)	(42,422)	(7,156)
Post-Petition Profit/(Loss)	(50,986)	17,749	(30,958)	(3,044)	(1,022)
Direct Charges to Equity
TOTAL EQUITY	(2,861,214)	560,316	(973,889)	(45,466)	(8,178)
TOTAL LIABILITIES & EQUITY	7,763,852	718,556	1,096,966	(20,142)	(6,959)

	555 Central Ave, LLC 1:09-bk-13439-KT	MMP Ventures, LLC 1:09-bk-13392-KT	Meruelo Maddux Properties, L.P. 1:09-bk-13387-KT	Meruelo Maddux Management, LLC 1:09-bk-13390-KT	2529 Santa Fe Avenue, LLC 1:09-bk-13404-KT	2040 Camfield Ave, LLC 1:09-bk-13375-KT
ASSETS
CURRENT ASSETS
Unrestricted Cash	-	(325)	3,091,431	(8,325)	(743)	-
Restricted Cash			24,736
Accounts Receivable	-		209,190	-	21,330
Notes Receivable			(5,229,941)	-		-
Prepaid Expenses	-		141,691	-	-
TOTAL CURRENT ASSETS	-	(325)	(1,762,894)	(8,325)	20,587	-

Investment in Real Estate	-	-	77,807		6,724,599	4,024,680
Accumulated Depreciation			(48,980)		(42,612)
Net Investment in Real Estate	-	-	28,827	-	6,681,987	4,024,680

Other Assets (Net of Amoritization)
Due to Affiliates, Net	(1,999,388)	(3,309)	-	(4,301,583)	(3,695,566)	(5,164,590)
Due from Insiders
Other Assets	-	-	417,156	-	-	-
TOTAL OTHER ASSETS	(1,999,388)	(3,309)	417,156	(4,301,583)	(3,695,566)	(5,164,590)
TOTAL ASSETS	(1,999,388)	(3,634)	(1,316,910)	(4,309,909)	3,007,008	(1,139,910)

LIABILITIES
Post-Petition Liabilities
Accounts Payable	-	-	49,452	19,432	39,158	-
Taxes Payable				590	10,597	8,996
Notes Payable
Professional Fees
Secured Debt
Other
TOTAL Post-Petition Liabilities	-	-	49,452	20,022	49,755	8,996
Pre-Petition Liabilities
Secured Liabilities			-		3,134,825
Priority Liabilities
Unsecured Liabilities	9,450	-	2,018,382	204,883	174,627	79,929
Other
TOTAL Pre-Petition Liabilities	9,450	-	2,018,382	204,883	3,309,451	79,929
TOTAL LIABILITIES	9,450	-	2,067,834	224,905	3,359,206	88,925

EQUITY
Minority Interest			1,061,000
Pre-Petition Stockholders' Equity	(2,008,838)	(2,486)	(4,130,680)	(4,506,829)	(320,556)	(1,219,026)
Post-Petition Profit/(Loss)	-	(1,149)	(315,064)	(27,984)	(31,642)	(9,809)
Direct Charges to Equity
TOTAL EQUITY	(2,008,838)	(3,634)	(3,384,744)	(4,534,814)	(352,197)	(1,228,835)
TOTAL LIABILITIES & EQUITY	(1,999,388)	(3,634)	(1,316,910)	(4,309,909)	3,007,008	(1,139,910)

	Meruelo Maddux - 5500 Flotilla St, LLC 1:09-bk-13367-KT	Meruelo Maddux Properties, Inc. 1:09-bk-13356-KT	Topsides and Eliminations	Debtor Entities
ASSETS				-
CURRENT ASSETS				-
Unrestricted Cash	(325)	209,050	122,035	4,529,065
Restricted Cash				8,266,383
Accounts Receivable		3,000		2,673,552
Notes Receivable	-	-	5,229,941	-
Prepaid Expenses		136,170		344,996
TOTAL CURRENT ASSETS	(325)	348,220	5,351,976	15,813,996

Investment in Real Estate	473,720	-		594,397,891
Accumulated Depreciation				(26,989,533)
Net Investment in Real Estate	473,720	-	-	567,408,358

Other Assets (Net of Amoritization)				-
Due to Affiliates, Net	(612,463)	408,538,053	(5,229,941)	74,541,864
Due from Insiders				-
Other Assets	-	-		1,792,018
TOTAL OTHER ASSETS	(612,463)	408,538,053	(5,229,941)	76,333,882
TOTAL ASSETS	(139,068)	408,886,274	122,035	659,556,236

LIABILITIES
Post-Petition Liabilities
Accounts Payable	-	285,978	122,035	4,713,244
Taxes Payable	1,041	-		885,541
Notes Payable				-
Professional Fees				-
Secured Debt				-
Other				144,450
TOTAL Post-Petition Liabilities	1,041	285,978	122,035	5,743,236
Pre-Petition Liabilities				-
Secured Liabilities				283,660,091
Priority Liabilities				-
Unsecured Liabilities	9,372	363,369	(147,404)	14,861,861
Other				-
TOTAL Pre-Petition Liabilities	9,372	363,369	(147,404)	298,521,952
TOTAL LIABILITIES	10,413	649,348	(25,370)	304,265,188

EQUITY				-
Minority Interest		(403,490)	(657,510)	-
Pre-Petition Stockholders' Equity	(146,810)	409,054,719	804,914	358,967,313
Post-Petition Profit/(Loss)	(2,671)	(414,303)	-	(3,676,266)
Direct Charges to Equity				-
TOTAL EQUITY	(149,481)	408,236,926	147,404	355,291,047
TOTAL LIABILITIES & EQUITY	(139,068)	408,886,274	122,035	659,556,236

Meruelo Maddux Properties, Inc. et. al.
April's Report
XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	X

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?  If "Yes", explain below:
X

3.	State what progress was made during the reporting period toward filing a plan of reorganization:

During the subject period, the Debtors have been required to litigate with numerous secured creditors regarding approval of the Debtors’ proposed use of cash collateral on a final basis and approval of the Debtors’ cash management system on a final basis.  This litigation has required a significant amount of time and resources from the Debtors’ management team.  Among other things, the Debtors’ management have been required to devote time responding to expedited discovery requests, including document productions, preparing for and appearing at depositions, reviewing and responding to pleadings, reviewing documents produced by adversaries, and appearing at multiple days of trial on the cash collateral and cash management motions.

In addition, during the subject period the Debtors have also filed various pleadings with the Court, including a motion for authority to sell certain real property located at 500 Mateo Street in Los Angeles, a motion for authority to honor certain prepetition tenant deposits and pay certain prepetition merchant servicer processing fees, and a motion for authority to continue the time to file Schedules and Statement of Financial Affairs to June 12, 2009.  All of these motions were approved by the Court.

Further, a major issue in the case is the issue concerning whether one or more of the Debtors are single asset real estate cases.  The Debtors filed a motion seeking a determination that the Debtors are not subject to the provisions of the Bankruptcy Code applicable to entities with “single asset real estate.”  The single asset real estate motion has not yet been heard by the Court. The Debtors also responded to motions filed by two lenders who sought as the movants to have it determined that their collateral was owned by single asset real estate debtors.  These motions are fully briefed and ready for hearing.

The Debtors have also worked to comply with the reporting requirements of the Office of the United States Trustee (the “U.S. Trustee”).  The Debtors have worked with the U.S. Trustee in an effort to provide information and documents in a timely manner, and continue to work with the U.S. Trustee in that regard.  Certain members of the Debtors’ management met with the U.S. Trustee’s representatives at an Initial Debtor Interview and appeared at the Section 341(a) meeting.  In addition, certain members of the Debtors’ management met with the U.S. Trustee’s representatives to discuss future reporting requirements, including the preparation and submission of monthly operating reports.

4.	Describe potential future developments which may have a significant impact on the case:

To soon to forecast.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

None.
		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X

I,	John Charles Maddux, Chief Operating Officer,

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date: June 1, 2009	By:	/s/ John Charles Maddux
John Charles Maddux
Principal for Debtor-in-Possession

	Debtor Entities	Non-Debtor Entities	Eliminations	Consolidated Meruelo Maddux Properties, Inc.
REVENUE
Rental Income	1,931,985	23,500	(31,213)	1,924,272
Management Fees	47,600	-	(43,100)	4,500
Other Income	33,066	2,800	-	35,866
TOTAL REVENUE	2,012,652	26,300	(74,313)	1,964,639

OPERATING EXPENSES
Payroll - Insiders	175,000	-	-	175,000
Property Administration	117,799	1,999	(43,100)	76,697
Cleaning	25,537	-	-	25,537
General Building	57,832	396	-	58,228
Insurance	211,315	115	-	211,430
Repairs and Maintenance	88,243	322	-	88,564
Real Property Taxes	568,409	6,341	-	574,750
Security	85,867	-	-	85,867
Utilities	249,234	(576)	-	248,658
Depreciation and Amortization	515,582	-	-	515,582
Stock Compensation	166,812	-	-	166,812
General and Administrative	1,034,382	21,575	(31,213)	1,024,744
Misc Operating Expense	-	-	-	-
TOTAL OPERATING EXPENSES	3,296,012	30,171	(74,313)	3,251,870

Net Income/(Loss) from Operations	(1,283,360)	(3,871)	-	(1,287,231)

NON-OPERATING INCOME
Interest Income	3,625	38,789	-	42,415
Gain on Sale of Asset	2,343	-	-	2,343
Other	-	-	-	-
TOTAL NON-OPERATING INCOME	5,969	38,789	-	44,758

NON-OPERATING EXPENSES
Interest Expense	1,613,802	-	-	1,613,802
Legal and Professional	32,042	3,956	-	35,998
Impairment Loss on Real Estate	-	-	-	-
Provision (Benefit) for Income Taxes	-	-	-	-
Other	-	-	-	-
TOTAL NON-OPERATING EXPENSES	1,645,844	3,956	-	1,649,799

NET INCOME/(LOSS)	(2,923,235)	30,963	-	(2,892,272)

	Debtor Entities	Non-Debtor Entities	Eliminations	Consolidated Meruelo Maddux Properties, Inc.
ASSETS
CURRENT ASSETS
Unrestricted Cash	4,407,030	(17,637)	139,838	4,529,231
Restricted Cash	8,266,383	44,082,785	-	52,349,168
Accounts Receivable	2,673,552	63,250	-	2,736,802
Notes Receivable	(5,229,941)	-	5,229,941	-
Prepaid Expenses	344,996	84,729	-	429,725
TOTAL CURRENT ASSETS	10,462,020	44,213,127	5,369,779	60,044,926

Investment in Real Estate	594,397,891	95,093,396	-	689,491,288
Accumulated Depreciation	(26,989,533)	-	-	(26,989,533)
Net Investment in Real Estate	567,408,358	95,093,396	-	662,501,755

Other Assets (Net of Amoritization)
Due to Affiliates, Net	79,771,805	(74,543,709)	(5,228,096)	0
Due from Insiders	-	-	-	-
Other Assets	1,792,018	-	-	1,792,018
TOTAL OTHER ASSETS	81,563,823	(74,543,709)	(5,228,096)	1,792,018
TOTAL ASSETS	659,434,201	64,762,814	141,683	724,338,699

LIABILITIES
Post-Petition Liabilities
Accounts Payable	4,591,210	867,789	141,683	5,600,681
Taxes Payable	885,541	7,396	-	892,937
Notes Payable	-	-	-	-
Professional Fees	-	-	-	-
Secured Debt	-	-	-	-
Other	144,450	-	-	144,450
TOTAL Post-Petition Liabilities	5,621,201	875,185	141,683	6,638,068
Pre-Petition Liabilities
Secured Liabilities	283,660,091	84,000,000	-	367,660,091
Priority Liabilities	-	-	-	-
Unsecured Liabilities	15,009,265	5,819,036	(147,404)	20,680,897
Other	-	-	-	-
TOTAL Pre-Petition Liabilities	298,669,357	89,819,036	(147,404)	388,340,988
TOTAL LIABILITIES	304,290,558	90,694,221	(5,722)	394,979,057

EQUITY
Minority Interest	657,510	-	(657,510)	-
Pre-Petition Stockholders' Equity	358,162,399	(25,965,544)	804,914	333,001,769
Post-Petition Profit/(Loss)	(3,676,266)	34,138	-	(3,642,128)
Direct Charges to Equity
TOTAL EQUITY	355,143,643	(25,931,406)	147,404	329,359,641
TOTAL LIABILITIES & EQUITY	659,434,201	64,762,814	141,683	724,338,698